Exhibit 10.11

AIRCRAFT ACMI LEASE AGREEMENT (“AGREEMENT” OR “ACMI LEASE”) IS MADE ON     OF JUNE, 2020 BETWEEN

SMARTLYNX AIRLINES MALTA, an air carrier established under laws of Malta, VAT nr.: 25886226, having its principal place of business at Nu Bis Centre, Trig II-Mosta, hal Lija, LJA 9012, Malta, hereinafter referred as “Lessor” or “Smartlynx”

AND

Global Crossing Airlines, Inc an air carrier established under the laws of United States of America, VAT number:85-0655281, whose principal office is at 4th Floor, 4200 NW 36th Street, Miami, Florida 33166 hereinafter referred as “Lessee” or “Global X”

Both referred to jointly as Parties

WHEREAS Lessor has available for wet lease two Airbus 320 airplanes (Aircraft, or when referred to individually Aircraft I or Aircraft 2), both 180-seats all economy, MTOW 77t (or any Replacement Aircraft) with cover of cockpit crew, maintenance and insurance (hereinafter referred to as “Aircraft”))

AND WHEREAS Lessee wishes to wet lease from Lessor, and Lessor is willing to lease to Lessee, Aircraft for purpose of carrying out on behalf of Lessee certain Flights, this in accordance with ORO.AOC.l10 of EU Regulation 965/2012.

1.	DEFINITIONS

The following terms shall, unless the context otherwise requires, have the following respective definitions for the purposes of Agreement:

a.

“Aircraft” means the following two aircraft: Airbus 320 aircraft, Maltese registration mark, 180-seats all economy, MTOW 77t with all appliances, communications equipment, accessories and instruments installed and all flight manuals, maintenance manuals, log records and historical records. It also means any other Lessor’s aircraft of similar seating and performance capacity, having Maltese registration marks, as may be substituted therefore in accordance with the terms of Agreement. Lessee agrees to accept any other Airbus 320 aircraft registration that Lessor will offer, at least 180-seats and similar performance capacity

b.

“Aircraft ACMI Lease” means that the Aircraft is operated under Lessor’s AOC, under the rules and regulations of EASA, by Lessor’s appropriately trained cockpit crew, maintained and insured by Lessor as defined further in Agreement.

c.	“Approved Maintenance Organization” means a maintenance organization approved pursuant to the United States Aviation Regulations.

d.	“Aviation Authority” means the legal institution with the control and supervision of registration, airworthiness or operation of civil aircraft or other matters relating to civil aviation, in Malta.

e.

“Base” is same for Aircraft 1, Aircraft 2 meaning Miami International Airport (MIA) in the United States of America; base is the airport where Aircraft makes overnight stops and maintenance activity is carried out by Lessor.

f.

“Block Hour” means each hour, or part thereof, elapsing from the moment the chocks are removed from the wheels of an Aircraft until the chocks are returned to the wheel as recorded by captain in command in Journey Log used as accounting reference by Parties.

g.

“Day” means a day, other than a Saturday or Sunday, on which banks in Malta and United States are open for execution of transactions of Agreement; wherever reference to timing is made, that shall be UTC.

h.	“Delivery Date” means delivery of the Aircraft to the Base on a date mutually acceptable to Lessor and Lessee, which date shall, in any case, be prior to the beginning of each Lease Term.

i.	“EASA” means European Aviation Safety Agency.

1

j.	“Event of Default” means any of the events specified in Article 15.

k.

“Excluded Country” means , unless Lessor has otherwise provided its consent, any country that is the subject to an embargo, sanction, export restriction or prohibition order (or any similar order or directive) of:

•	the United Nations Security Council; or

•

any Governmental Entity of the European Union, the United Kingdom, the United States of America, the State of Registration or any other country in which the Aircraft is habitually based from time to time, which, in each case, (a) is applicable to (i) Lessee or Lessor or (ii) the ownership, leasing or operation of the Aircraft and (b) has the effect of prohibiting aviation activities to or from such country, for so long as such embargo, sanction, export restriction or prohibition order remains in effect.

1.	“Excluded Person” means any Person:

•

whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001));

•	on the list of “Specially Designated Nationals” and “Blocked Persons” or subject to the limitations or prohibitions under any OFAC regulation or executive order;

•	who is the subject of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration; or

•	who is the subject of any laws similar to or consistent with the foregoing clauses (i) through (iii) as the same are enacted in the State of Registration,

•	in each case, as the same are amended or supplemented from time to time, and including any successor laws as the same are enacted from time to time.

m.	“Excluded Transaction” means any transaction, including with an Excluded Person, which would be prohibited for Lessee or Lessor by reason of being:

•	a violation of the United States Bank Secrecy Act or any applicable regulations thereunder (to the extent it is applicable to Lessee or Lessor);

•

contrary to any of the sanctions programs administered by OFAC, any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (in each case, to the extent it is applicable to Lessee or Lessor); or

•	contrary to any laws similar to or consistent with the foregoing clauses (i) through (ii) as the same are enacted in the State of Registration and are applicable to Lessee or Lessor,

•	in each case, as the same are amended or supplemented from time to time, and including any successor laws as the same are enacted from time to time.

n.	“EUR” means euro.

o.	“Federal Aviation Administration” or “FAA” means Aviation Authority of United States of America.

p.	“Flight Hour” means each hour or part thereof elapsed from take-off to touchdown during a Flight made during a Lease Term.

q.	“Flights” means Lessee’s flights as detailed in Flight Schedule.

r.	“Flight Schedule” means the schedule for flights agreed between the Lessee and the Lessor.

s.

“Force Majeure” means a delay to act or failure to act due to or arising out of unforeseeable and unavoidable circumstances that are outside of the control of either Party, such as acts of God, bird strike, lightning strike or hijacking, civil war, insurrection, riot, fire, flood, explosion, earthquake, epidemic, quarantine restriction, any act of terrorism, any act of any government, governmental priority, allocation, regulation, order affecting necessary materials, facilities or Aircraft, strike or labor dispute causing cessation, slowdown or interruption of work (other than strikes, disputes, slowdowns and interruptions by Lessor’s employees or employees of its subcontractors) or inability after due and timely diligence to procure equipment, data and materials from suppliers or any other cause to the extent that such cause is beyond the control of Lessor or Lessee.

2

t.	“Government Entity” means and includes

(i)	any national government, political subdivision thereof, or local jurisdiction therein;

(ii)

any official board, commission, agency, department, division, organ, instrumentality, court or agency of any thereof, howsoever, constituted including, without limitation, the Federal Aviation Administration; and

(iii)	any official organization or institution to whose jurisdiction any thereof is subject.

u.	“Head Lessor” means the entity from which Lessor leases any Aircraft and Replacement Aircraft.

v.

“Heavy Maintenance” means any maintenance, to be carried out by an Approved Maintenance Organization requiring the use of approved hangar facility for activities such as but not limited to: 24 month / 7500 flight hours checks or 72 month checks or complex modifications.

w.	“Indemnitees” means Lessor and Head Lessor.

x.

“Journey Log” means a document executed by captain in command after each Flight containing information on such Flight, in particular Block Hours, which will be utilized by Parties for accounts and utilization measurement purposes.

y.

“Lease Term” means collectively or separately Lease Term One, Lease Term Two, Lease Term Three, Lease Term Four and Lease Term Five, Lease Term Six, Lease Term Seven and Lease Term Eight, as the context may require.

z.	“Minimum Period Guarantee” is the minimum agreed utilization in Block Hours per Aircraft during each Lease Term, measured in Block Hours, as stipulated in Article 4.

aa.	“Redelivery Date” means departure date from Base at the end of each Lease Term, as detailed in Article 5.

bb.	“Rent” means the sum payable by Lessee pursuant to Article 6 and Annex A. The Lease Rate is the ACMI price of operating one Block Hour.

cc.

“Replacement Aircraft” means (a) an aircraft other than Aircraft 1 or Aircraft 2 with similar safety and performance standards, operated by Lessor with Maltese registration marks, equipped with substantially the same equipment with no less capacity (being 180 seats) than Aircraft 1 or Aircraft 2, as applicable, and otherwise meeting the requirements of Article 12.1 or, if an aircraft described under (a) is not available, then (b) any other aircraft otherwise meeting the requirements of (a) and Article 12.1, provided that, any such aircraft under (a) or (b) shall be operated in accordance with, and pursuant to, the provisions of Agreement as if references to “Aircraft” were to “Replacement Aircraft”. Lessor has the right to replace the Aircraft with a Replacement Aircraft subject to the final approval of Lessee, which shall not be unreasonably withheld, at no additional cost to Lessee.

dd.

“Traffic Documents” means the passenger tickets, baggage checks, airway bills and any other documents required under any applicable law and convention in relation to any passenger, cargo or mail which may be carried on Aircraft.

ee.

“Total Loss” means the loss or destruction or damage to Aircraft such that a determination by the insurers or Head Lessor is made under the policy of hull insurance that repair would be impractical, or any seizure or requisition for use of title or confiscation of Aircraft.

ff.

The word “person” or “persons” or to words importing persons include, without limitation, individuals, firms, partnerships, joint ventures, trust, Government Entities, organizations, associations, corporations, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having legal distinct personality or not, or any member of the same.

gg.	“USD” means United States dollar.

hh.	“Lessor”, “Lessee” or “Indemnitees” mean and include their respective directors, officers, servants, agents, employees and sub-contractors.

3

ii.	Words in the plural shall imply singular and vice versa; reference to an article in the Agreement shall imply reference to all sub-clauses in the Agreement.

jj.	Any agreement or instrument shall include such agreement or instruments as it may from time to time be amended, supplemented or substituted.

kk.	Headings in the Agreement are for ease of reference only and shall not affect the construction or interpretation of Agreement.

2.	LEASE OF AIRCRAFT

2.1.	Lessor agrees to lease the Aircraft to Lessee and Lessee agrees to take the Aircraft on lease from Lessor for the length of the Lease Term upon the terms and subject to the conditions of Agreement.

2.2.

During the Lease Term, each Aircraft shall have a passenger configuration of no less than 180 seats and shall be operated on the Flight Schedule, as may be amended from time to time upon mutual agreement of Lessor and Lessee, always in accordance with clause 14.2.

2.3.	Agreement to lease extends to any Replacement Aircraft provided due to maintenance, operational or other reasons.

3.	CONDITIONS PRECEDENT

3.1.	Lessor’s obligations to deliver Aircraft prior to each Lease Term and to operate Aircraft during each Lease Term shall be subject to and conditional upon Lessor having received:

a.	All prepayments and deposit and rent in accordance with Annex A to Agreement;

b.

Evidence satisfactory to Lessor that Lessee has or will have, prior to each Lease Term, the necessary permissions, consents, licenses and approvals from the relevant Government Entities for the operation of Flights by the Aircraft, in particular, a valid air operator certificate;

c.	Lessee’s certificate of insurance, and required co-insurance certificates;

d.	Assurances satisfactory to Lessor, acting reasonably, prior to each Lease Term, that Lessee is able to provide support to Lessor as stipulated in this Agreement; and

e.

a copy of Lessee’s constitutional documents, certified by a member of Lessee’s management board as being true, correct and up-to-date and as containing all amendments, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such documents on behalf of Lessee; a copy of the corporate resolutions of Lessee, certified by a member of Lessee’s management board as being true, correct and up-to-date and as containing all amendments, evidencing due approval and authority of Lessee for the execution, delivery and performance of this Lease and all other documents related thereto; and

f.	ACMI lease agreement between Global X as lessor and Smartlynx as lessee in relation to wet lease of A320 Aircraft (hereinafter referred to as “Lease 2”) fully executed by both Parties.

3.2.	Lessor’s obligations to deliver Aircraft prior to each Lease Term are further conditional upon:

a.	No Lessee Event of Default having occurred as at or prior to each Lease Term;

b.	No event which with the passage of time would constitute an Event of Default shall have occurred as at or prior to the beginning of such Lease Term;

c.	The representations and warranties of Lessee being true and correct; and

d.	Lessor’s Aviation Authority consent to lease of the Aircraft; and

e.	Lease 2 is in full force and effect, no termination notices regarding Lease 2 have been submitted by Global X and Global X fulfils its obligations under Lease 2 in timely manner.

4

3.3.	Lessee’s obligations to lease the Aircraft during each Lease Term are conditional upon Lessee having received:

a.	Lessor’s AOC and AOC related documents, certificate of insurance, and required co-insurance certificates; and

b.	Satisfactory EASA approved Audit of Lessors organization and Aircraft inspection by Lessee.

3.4.	Lessee’s obligations to lease Aircraft during each Lease Term are further conditional upon:

a.	No Lessor Event of Default having occurred as at or prior to such Lease Term;

b.	No event which with the passage of time would constitute an Event of Default shall have occurred as at or prior to such Lease Term.

c.	The DOT consent to the lease of the Aircraft by the Lessee.

d.	The representations and warranties of Lessor being true and correct.

3.5.

Parties agree that all conditions precedent, unless waived, need to be met by 01st of November 2020 (or 01st of November of the year of each subsequent Lease Term) except where explicitly mentioned otherwise, and are considered met unless one Party at 1st of November 2020 (or 1st of November of the year of each subsequent Lease Term) at the latest notifies the other in writing that said conditions have not been met. Failing to meet the conditions, unless a further extension is agreed in writing to meet the conditions precedent, shall provide the party in whose favour the unsatisfied condition precedent is in to either terminate this Agreement or provide an irrevocable waiver of such condition.

4.	LEASE TERM. Minimum Period Guarantee

4.1.	Lease Term for Aircraft:

Lease Term One: From 1st of December 2020 till 25th of April 2021;

Lease Term Two: From 1st of December 2021 till 25th of April 2022;

Lease Term Three: From 1st of December 2022 till 25th of April 2023;

Lease Term Four: From 1st of December 2023 till 25th of April 2024;

Lease Term Five: From 1st of December 2024 till 25th of April 2025;

Lease Term Six: From 1st of December 2025 till 25th of April 2026;

Lease Term Seven: From 1st of December 2026 till 25th of April 2027;

Lease Term Eight: From 1st of December 2027 till 25th of April 2028;

4.2.

Minimum Period Guarantee for Aircraft-1 in amount of 200 Block Hours per each calendar month during Lease Term One, and 1000 Block Hours in total per Aircraft-1 per Lease Term One, and 200 Block Hours per each of Aircraft-1 and Aircraft-2 per each calendar month during each Lease Term, starting Lease Term Two, and 1000 Block Hours in total per each of Aircraft-1 and Aircraft-2 per each Lease Term, starting Lease Term Two. In addition, in Lease Term One, Lessee may shift up for 35% of Block Hours of the Minimum Monthly Guarantee per Aircraft from one month to another provided that in the aggregate over the Lease Term the Minimum Period Guarantee is met.

4.3.	All details regarding Aircraft delivery and redelivery are reflected in Section 5.1 and Annex A, article 1.6.

4.4.

Early termination of Agreement. If Lessee terminates Agreement before or during any Lease Term (except for termination in accordance with Article 3.5, 4.5, 15.4 or 16.2), as specified in Article 4.1 above, Lessee shall immediately pay Lessor for all remaining Block hours to and including the Minimum Period Guarantee not flown in each Lease Term. For instance, if Lessee terminates Agreement after Lease Term One, Lessee shall immediately pay to Lessor for all 2000 Block hours not flown in Lease Term Two, for all 2000 Block hours not flown in Lease Term Three, for all 2000 Block hours not flown in Lease Term Four, for all 2000 Block hours not flown in Lease Term Five, for all 2000 Block hours not flown in Lease Term Six, for all 2000 Block hours not flown in Lease Term Seven and for all 2000 Block hours not flown in Lease Term Eight, in accordance with agreed Block hour rates for FH:FC ratio of 3:1 indicated in Annex A, article 1.1 In case of such early termination by Global X, Smartlynx has a right to immediately unilaterally terminate Lease 2 by giving a written notice to Global X. In such case, Global X will immediately return to Smartlynx all the Security Deposit amounts paid for next lease terms under Lease 2.

5

4.5.

Lessee has a right to terminate the Lease Term One of this ACMI Lease agreement due to reasons, limited to: failing to obtain AOC, continuous repeated outbreak of COVID-19 virus after the signature of this Agreement and its implications on the aviation industry, causing overall aviation market decrease below 50% of the figures of 2019, by giving a written notice to Lessor not later than 1[s]t of August, 2020. In such case Lessor will immediately return to Lessee the Security Deposit amount paid for Lease Term One, in amount of USD 200 000.

For avoidance of doubt, such termination is option only applicable in relation to Lease Term One, all the other Lease Terms for both Aircraft-1 and Aircraft-2 are to remain in full force and effect as per terms and conditions of this ACMI Agreement, including for the avoidance of doubt, the applicable Security Deposit payments, and in case of any further Lease Terms are terminated by Lessee, clause 4.4 will be in force.

5.	DELIVERY. REDELIVERY.

5.1.

Aircraft is delivered and redelivered to and from Base on Lessor’s flight numbers. Costs of delivery and redelivery (which shall include fuel, taxes, navigation, flight crew and other Direct Operating Costs) shall be split equally between Lessee and Lessor 50/50, stipulated in Annex B to Agreement. Parties can agree on the fixed cost per each of delivery and redelivery and Lessee shall pay their 50% amount to Lessor prior the flight performed.

5.2.

At delivery and redelivery, Lessor shall ensure that Aircraft are clean and serviceable by international commercial airline standards, compliant with EU regulation No 965/2012, subpart D and applicable law and airworthy with all equipment fully functional and operating within limits established by manufacturer. The Aircraft will be delivered without any defects and without any Heavy Maintenance tasks scheduled during any Lease Term.

5.3.

Lessor might apply Lessee’s decals on exterior of Aircraft prior to delivery at Lessee’s cost, subject to timely notice from the Lessee and relevant work orders issued from Lessor and approved by Lessee. Such logos and signs shall be removed prior redelivery, at Lessee’s cost. Application of livery is charged separately (paperwork, material, labour). Aircraft shall be redelivered to the Lessor in all-white livery.

5.4.	Delivery and redelivery are subject to execution of acceptance certificate by Lessee with regards to galley and cabin equipment delivered and redelivered with the Aircraft.

5.5.

In case any special modifications are needed to be done on Aircraft, based on special FAA and/or EASA regulations, such will be installed and organized by Lessor on Lessee’s cost prior starting of operations in Base.

6.	PAYMENT OF RENT

6.1.	All details regarding rent payments are stipulated in Annex A to Agreement, which is an inherent and confidential part of Agreement.

7.	TAXATION

7.1.

Subject to Article 7.2, all payments to Lessor are clear of all taxes and duties. Taxes incurred by Lessee or Lessor in connection with the use and/or possession of Aircraft by Lessee shall be borne by Lessee, excluding any taxes based on the income of Lessor.

7.2.

All amounts payable by Lessee under this Agreement are exclusive of any sales tax, use tax, value added tax, turnover tax, goods and services tax or any similar imposition or levy (collectively, “Sales Taxes”). Similarly, all amounts payable by Lessor under this Agreement are exclusive of any Sales Taxes. If either Lessor or Lessee is required by law to collect Sales Taxes from the other in respect of the supply of any property or service pursuant to this Agreement, then Lessor or Lessee, as applicable, shall be entitled to collect such Sales Taxes from the other concurrently with the payment of the consideration upon which such Sales Taxes are calculated, or at any other time mutually agreed to by Lessor and Lessee. Where Lessor or Lessee collects such Sales Taxes from the other, Lessor or Lessee, as applicable, shall provide the other with the necessary documentation for any available tax credits, rebates or refunds to be claimed in respect of such Sales Taxes.

6

8.	DEPOSIT

8.1.	All details regarding Deposit are stipulated in Annex A to Agreement, which is an inherent and confidential part of Agreement.

9.	COMMERCIAL CONTROL

9.1.

Commercial control of the Aircraft during the Lease Term shall be vested in Lessee. Lessee shall, subject to operational and technical considerations, be entitled to cancel, delay or re-route a Flight for commercial reasons. For avoidance of doubt, Lessor’s crew is not obligated to operate Aircraft into airports where they deem facilities insufficient for proper servicing of the Aircraft, Lessor in this case being indemnified for loss of revenue.

9.2.

Notwithstanding the provisions of Article 9.1 or any other provision to the contrary, Lessee will not use the Aircraft in any manner contrary to any recommendation of the manufacturers of the Aircraft, any engine or any part or any recommendation or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable. Lessee will use the Aircraft solely in commercial or other operations for which Lessee is duly authorised by the Aviation Authority and the Applicable Law. Lessee will not: (i) use the Aircraft for the carriage of any item or substance whose possession or carriage is illegal under any Applicable Law; or (ii) (A) permit the Aircraft to proceed to, or remain at, any location in an Excluded Country without prior written approval of the Lessor, its insurer and Head Lessor, (B) use the Aircraft, or permit the Aircraft to be used, to engage in an Excluded Transaction or (C) use or permit the use of the Aircraft for or on behalf of any Excluded Person.

9.3.	All revenue derived from the operation of Flights (including but not limited to passenger, cargo, excess baggage, duty free sales etc.) is for the sole account of Lessee.

9.4.

Revenue and cost of in-flight sales is the responsibility of, and for the sole account of, Lessee, however any cabin crew that Lessor may be providing to Lessee shall benefit from any cabin crew incentive program that Lessee may be running on their in-flight shop equally to any cabin crew of Lessee, if applicable.

9.5.

Lessor, may swap Aircraft with a Replacement Aircraft, provided there is no disturbance or delay on Flights. Such swap cannot be cause for loss of Lessor’s revenue or reduction of Minimum Period Guarantee unless the delay in receipt of the Replacement Aircraft makes it commercially unreasonable for Lessee to meet the applicable Minimum Period Guarantee. It is Lessee’s obligation to validate with the FAA respective Replacement Aircraft from Lessor’s fleet to be able to operate for Lessee. It is Lessors obligation to assume all extra cost related to delivery, redelivery and operation of Replacement Aircraft.

10.	OPERATIONAL CONTROL

10.1.

Lessor is responsible for the operation of the Aircraft and the safe performance of Flights and shall retain full operational control and possession of the Aircraft to enable it to do so. In particular, the captain of the Aircraft shall for the purpose of a safe performance of Flights have absolute discretion in all matters concerning flight operation, preparation of the Aircraft for a Flight, the load carried and its distribution. Parties hereby agree that the Aircraft shall at all times during each Lease Term remain in the possession and under the operational control of Lessor and that Lessee shall have no rights in the Aircraft other than those expressly granted in this Agreement.

10.2.

The operation of the Aircraft shall be carried out in accordance with the standards and practices of Lessor as set out in Lessor’s flight operations manual, in accordance with the EASA rules and regulations.

10.3.

Lessor shall maintain all logs and records pertaining to the Aircraft in accordance with the rules and regulations of the Aviation Authority. Copies of the Aircraft Journey Log shall be made available to Lessee upon each return to Base by an Aircraft.

10.4.

Subject to Article 14, it shall be the responsibility of Lessor to prepare and file all documents and reports with any Government Entity whatsoever concerning the operation of Flights hereunder, except for obtaining traffic rights and flight permissions. These files and reports will be provided to Lessee upon request.

10.5.	Flights will be operated under Lessee’s designated flight numbers.

10.6.	Flights will be operated under Lessee’s call sign.

7

10.7.	Arrival/departure and related messages relating to Flights performed in accordance with the Agreement shall be sent to the appropriate departments of Lessor and Lessee.

10.8.

If during any Lease Term the necessity for Heavy Maintenance arises, Lessor shall provide a Replacement Aircraft at no extra cost to Lessee. If any ferry flights are required for the performance of any maintenance, the costs of such ferry flights are borne by Lessor. Lessor confirms no Heavy Maintenance tasks are planned, or will be planned, on any Aircraft during any Lease Term.

10.9.

Lessee will provide all necessary assistance to Lessor and will be responsible to obtain (to the extent it is legally permitted to do so) all necessary documents including but not limited to multiple entry visas, working visas, airside passes, certificates required in connection with the operation of Aircraft, all at Lessee’s costs. Lessor’s revenue will not be dependent on Lessee’s ability or inability to obtain traffic rights on routes they intend to operate, access passes to facilities permitting maintenance of the Aircraft and similar.

10.10.	All Traffic Documents related to the passengers, freight and mail will be passed on to Lessee and Lessee will be responsible for the traffic accounting of Flights.

10.11.	Lessor shall forward to Lessee on a daily basis such operational information as is reasonably requested by Lessee.

10.12.

Operation and maintenance surveillance of Aircraft during the entire and each Lease Term shall remain under the full authority of the Aviation Authority. Lessee shall enable Aviation Authority inspectors’ access to the Aircraft and to the Base in order to carry out operational and maintenance inspection. Reciprocally, Lessor shall allow Aviation Authority and FAA inspectors to inspect the Aircraft and review its maintenance procedures. Parties are entitled to audit each other’s operation.

10.13.

Lessor is not liable for any violation of slots or for payment of any fines or penalties imposed by the relevant authorities for such violation of allocated slots due to commercial and planning reasons beyond Lessor’s control. Lessee fully indemnifies Lessor of any fines or penalties accrued so, unless any fines or penalties are a result of negligence or wilful misconduct by Lessor or the directors, officer, servants, agents, employees or sub-contractors of Lessor.

10.14.

Lessee guarantees that all Lessor’s applicable manuals (such as GOM, DIM etc.) received will be distributed to Lessee’s handlers and service providers. Lessor’s manuals shall not be disclosed to any other person during or after any Lease Term. Lessee guarantees that all copies of manuals shall be destroyed at the end of Lease Term Eight or in any case after termination of the ACMI Lease Agreement.

10.15.	Lessor has no right to subcontract the operation of Flights to third parties. Flights shall be operated within the authorization specified in Lessor’s AOC.

10.16.	Flights will be operated within the authorizations specified in the Lessor’s AOC in accordance with the rules and regulations of EASA Air-Ops, and the procedures of Lessor.

11.	FLIGHT CREW. MAINTENANCE PERSONNEL.

11.1.

During each Lease Term, Lessor shall provide and bear the cost of up to 5 sets of cockpit crew per Aircraft 1 and Aircraft 2, or per each Aircraft. Crews shall hold current type-rating from the Aviation Authority to operate the Aircraft. Lessor shall offer additional cockpit crew sets at cost as advised in Annex A. The final number of cockpit crew per Aircraft shall be determined prior to the commencement of each Lease Term and pricing adjusted as set out in Annex A.

11.2.

It is the intention of the Parties that Lessee supplies qualified cabin crew for training by Lessor to be able to operate on the Aircraft of Lessor. Alternatively, Parties might evaluate a possibility that Lessee may provide a crew trainer to be trained by Lessor in United States and then such crew trainer would be responsible for providing training to the rest of Lessee’s cabin crew. Lessee agrees that all commercial responsibility (hiring, remuneration, payment of training) with regards to such cabin crew remain with Lessee, whereas operationally they account to Lessor and operate as per Lessor’s procedures. Lessee in event where cabin crew supplied by them operate on the Aircraft, are obliged to provide all past and all future planned rosters of the cabin crew. Lessor is accountable and has authority on operational legality of such cabin crew. All commercial details with regards to training of such cabin crew are laid out in Annex A.

8

11.3.

During each Lease Term, Lessor shall provide and bear the cost of sufficient number of certified maintenance staff required for the operation of the Aircraft at Base. Lessor has right to subcontract an external maintenance provider however Lessor shall always have as an option setting up their line maintenance station, with support of Lessee.

11.4.

If an external maintenance provider is contracted to maintain Aircraft, Lessor has the right to designate a maintenance coordinator to coordinate the maintenance services at the Base. In this case, all support which as per Agreement needs to be provided for Lessor’s maintenance staff, will be provided for the maintenance coordinator as reasonable.

11.5.

To facilitate the operation, Lessor has the right, to designate a maintenance coordinator to be based at the Base for each Lease Term. In this case, all support which as per the Agreement needs to be provided for Lessor’s crew will be provided for the maintenance coordinator as reasonable.

11.6.	Parties agree that the Aircraft will return to the Base, in principle all evenings to allow for a single base maintenance station.

12.	LESSOR’S RESPONSIBILITIES. UNSERVICEABILITY

Lessor during each Lease Term at its own cost (unless otherwise stated) shall:

12.1.	Ensure that each Aircraft:

a.	is serviceable and equipped for commercial airline operations;

b.	has a valid and current Certificate of Airworthiness and a valid Aircraft Operating Certificate;

c.	is delivered clean and defect free by international standards and ready for commercial services; and

d.	has onboard, prior to each Flight, the official documents for the operation of the Aircraft and the carriage of passengers, baggage, cargo and mail on Flights;

12.2.

Provide sets of cockpit crew as stated in Article 11 and aircraft maintenance engineers as well as ensure that Aircraft is maintained and operated in accordance with the requirements of the Aviation Authority in accordance with Lessor’s approved maintenance program;

12.3.

Will place at the Base sufficient, well trained maintenance personnel, as well as sufficient spare parts, tools and maintenance equipment, updated maintenance documentation as per standard industry practice.

12.4.	Procure and maintain insurance as set out in Article 19;

12.5.	Grant access on board the Aircraft to Lessee’s personnel and FAA inspectors whilst performing their official duties;

12.6.	Be responsible for all scheduled and unscheduled maintenance including pre-fiight and technical transit checks and maintenance related procedures;

12.7.

Rent to Lessee two sets of Atlas galley equipment per aircraft or any other amount as agreed between parties, the cost of which will be included in the Rent. Lessee then is liable for return of the equipment in the state it was received, subject to normal wear and tear, failing to do so incurring penalty of USD125 for lost or damaged container, USD550 for lost or damaged full-size trolley, USD450 for lost or damaged half size trolley. Signature of acceptance certificate is necessary when accepting catering equipment.

12.8.	Be responsible for flight plans, load sheets and technical sign offs.

12.9.

If the expected unavailability of an Aircraft for a planned Flight of Lessee is more than 2.5 hours after its original scheduled departure time, as determined by Lessor’s AOG status message, then Lessee has the right to cancel the affected Flight, and its return sector, from Lessor’s Flight program and deduct the cancelled Block Hours from the

9

Minimum Period Guarantee of the applicable Lease Term. Should Lessor not operate a Flight in accordance with the agreed Flight Program due to unscheduled maintenance, unserviceability. crew shortage for planned flights or for any other reason within the responsibility of Lessor, then in any event the Lessee will be refunded for Block Hours not flown and the Minimum Period Guarantee of the applicable Lease Term will be reduced accordingly. Such credit will be reconciled at the end of each Lease Term.

12.10.

For the avoidance of doubt, as per Annex B, subclause s) ix, organization and expenses of any customs-related activities is Lessor’s responsibility, and non-performance thereof cannot be the reason for Lessor’s loss of revenue or Minimum Period Guarantee reduction. Any custom related activity in relation to maintenance of Aircraft falls under Lessor’s responsibility.

12.11.

In case the Aircraft is unserviceable for longer than 2,5 hours hours, and Lessor has not supplied a Replacement Aircraft, then Lessee has the right to operate the Flight(s) on its own accord or lease a third-party aircraft, in which case Lessor will compensate for difference in wet lease rates and difference in direct operating cost for initially scheduled and planned flights. Lessee’s and Lessor’s wet lease rates are considered similar. For avoidance of doubt, such rate difference shall not be higher than USD 2000 per Block Hour. In any case, Lessor agrees to advise to Lessee earliest possible the most precise back in service time.

12.12.

Lessor shall ensure that all services and carriage hereunder shall be in accordance with the regulations of EASA, the International Civil Aviation Organization (ICAO) and all other applicable international and government regulations.

13.	LESSEE’S RESPONSIBILITIES

Lessee during each Lease Term at its own cost (unless otherwise stated) shall:

13.1.	Be responsible and provide for support during each Lease Term to Lessor stipulated in Annex A and Annex B as well as wherever reference to such support is made;

13.2.	Provide all support from Lessee to Lessor as of arrival of preparation team, up and until the Redelivery Date.;

13.3.	Ensure and grant the right to Lessor to perform audits and inspections of Lessee and Lessee’s contractors;

13.4.	Provide to Lessor at the end of each Lease Term a proof of overflight payment execution for all Flights flown on Lessors Aircraft;

13.5.

Should Lessee be unable to provide any of aforementioned support, then Lessor will fully recharge all cost accrued to Lessee and the latter will pay that within three days from invoice date, provided relevant supporting documentation is provided by Lessor;

13.6.	Pay on time in accordance with payment schedule herein.

13.7.

Provide all and any customer welfare, reprotection, support and compensation, and fully indemnify Lessor against any such claims including any compensations and/or assistance to passengers under Regulation (EC) No 261/2004 of the European Parliament and of the Council of 11 February 2004 establishing common rules on compensation and assistance to passengers in the event of denied boarding and of cancellation or long delay of flights, and repealing Regulation (EEC) No 295/91 (hereinafter—“Regulation (EC) No 261/2004”); Montreal convention or Warsaw convention;. unless in case the cause for such welfare, reprotection, support and compensation are due to gross negligence or the wilful misconduct on behalf of the Lessor.

13.8.

Provided that it does not interfere with Lessee’s quiet use. possession and enjoyment of the Aircraft in accordance with the terms of this Agreement, grant full right to inspect, audit and oversight to Lessor.

13.9.	Lease Aircraft after signature of Agreement, unless Lessor fails to meet conditions precedent.

13.10.	Not to transport deportees or ACC3 status cargo or mail without Lessor prior written consent.

10

14.	TRAFFIC DOCUMENTS AND SCHEDULE CHANGES

14.1.	The Flight Schedule shall be agreed between parties no later than 90 days prior to the commencement of each Lease Term.

14.2.

Parties agree that changes to a Flight that will be binding on Lessor can be sent to Lessor no later than 48 hours prior to Flight, however Lessor shall use reasonable endeavours to facilitate any Flight Schedule changes subject to crew duty limitations and already scheduled maintenance tasks. Same applies to Lessor advising of need for slots for scheduled maintenance, subject to Aircraft not pre-booked for executing some Flights. Change of destination is not subject to this advance notice.

14.3.	Lessee’s conditions of carriage issued to passengers by Lessee regulate carriage of passengers.

14.4.

Lessee is fully responsible for checking passengers for all travel documents as well as for accomplishing immigration and customs clearance of passengers, baggage, cargo and mail. Lessee shall be liable for all penalties levied as a result of illegal transportation of Lessee’s employees and passengers and their property on the Aircraft.

14.5.

Lessee confirms awareness that Lessor will only provide navigation data base for destinations of the Flight Schedule or indicated prior to commencement of each Lease Term. Any off-cycle navigation data base update shall be on Lessee’s cost at USD5,500 per off-cycle update.

15.	EVENTS OF DEFAULT

15.1.	Each of the following events shall be a Lessee Event of Default:

a.

If Lessee fails to pay when due, any amount due and payable by it hereunder and in respect of Rent and pay and if such failure remains unremedied for a period of two (2) days after receipt of written notice from Lessor, and in respect of any other amount payable hereunder if such failure remains unremedied for a period of three (3) days after receipt of written notice from Lessor; or

b.

If Lessee shall at any time fail to observe or perform any of its other obligations in accordance with Agreement and such failure, if capable of remedy, is not remedied within three (3) days of receipt by Lessee of notice from Lessor requiring remedial action; or

c.	If insurance agreed in Agreement is invalidated for any reason attributable to Lessee; or

d.	If any representation or warranty of Lessee of Agreement shall be untrue, inaccurate or misleading in any material respect when made; or

e.

If a supervisor, receiver, administrator, or other encumbrancer takes possession of or is appointed over, or any distress, execution or other process being levied or enforced (and not being discharged within thirty (30) days) upon all or substantially all of the assets of Lessee and in each case, is such as materially adversely affect the ability of Lessee to perform its obligations hereunder; or

f.	If Lessee fails to take Aircraft on lease once all conditions precedent have been satisfied or waived on the dates agreed in this Agreement.

g.	If Global X Event of Default has occurred under Lease 2.

15.2.

The occurrence of a Lessee Event of Default as specified in Article 15.1 permits Lessor to either immediately temporarily halt operation of Aircraft or with two (2) days advance written notice to Lessee terminate this Agreement with immediate effect, in which case Article 4.4 shall apply.

15.3.	Each of the following events shall be a Lessor Event of Default:

a.

If the Lessor shall at any time fail to observe or perform any of its obligations in accordance with the Agreement and such failure, if capable of remedy, is not remedied within three (3) days of receipt by Lessor of notice from Lessee requiring remedial action; or

11

b.

If a supervisor, receiver, administrator, or other encumbrancer takes possession of or is appointed over, or any distress, execution or other process being levied or enforced (and not being discharged within thirty (30) days) upon the whole or any substantial part of the assets of Lessor and in each case, is such as shall materially adversely affect the ability of Lessor to perform its obligations hereunder; or

c.	If insurance agreed in Agreement is invalidated for any reason attributable to Lessor; or

d.

If any representation or warranty of Lessor contained in Agreement or in any document or certificate furnished by Lessor to Lessee in connection with Agreement shall be untrue, inaccurate or misleading in any material respect when made; or

e.	If Lessor shall fail to deliver the Aircraft or Replacement Aircraft (other than for reasons of Force Majeure or Total Loss) on any Delivery Date;

f.	If Lessor ceases to be a commercial air carrier hence failing to perform the services; or

g.	If Lessor exercises its termination rights as set out in the Subscription Receipt Indenture.

15.4.

The occurrence of a Lessor Event of Default as specified in Article 15.3 permits Lessee by two (2) days advance written notice to Lessor terminate this Agreement with immediate effect. Notwithstanding, such termination does not acquit Lessee from fulfilling all accrued liabilities up to the effective date of termination.

16.	FORCE MAJEURE

16.1.

Lessor or Lessee shall not be liable for any failure or delay in the performance of any obligations in accordance with this Agreement due to a Force Majeure at the Base of Lessee or any destination operated by Lessee.

16.2.

In the event of a Force Majeure situation continuing for a period of seven (7) days or longer (during which time the Parties shall use their best efforts to alleviate the effects of the Force Majeure situation), either Party will be free immediately to terminate the Agreement by notice in writing to the other, provided always that any such termination shall be without prejudice to any obligations accrued at the date of termination and to any continuing obligations in accordance with Agreement. During Force Majeure, Minimum Period Guarantee of respective Lease Term shall be reduced accordingly.

16.3.

At the time of concluding this Agreement, the Parties are fully aware of the situation related to the spread of the COVID-19 virus and the measures taken to limit it, including orders and acts issued by their governments. Parties confirm that their commitments included in this Agreement are made fully considering the situation related to the spread of the COVID-19 virus, which has already occurred and is existing at the time of concluding this Agreement. The Party whose obligation is not possible due to force majeure circumstances related to this situation shall submit to the other Party a statement from the competent authority regarding the occurrence of such circumstances and the direct impact on the fulfillment of the obligations of the Agreement.

17.	DAMAGE, DESTRUCTION OF AIRCRAFT. EMERGENCY RESPONSE (ERP)

17.1.	Throughout the Lease Term, risk of loss or damage to Aircraft shall be the sole risk of Lessor.

17.2.

In the event that Aircraft shall have suffered a Total Loss during any Lease Term, then the leasing of the Aircraft suffering Total Loss in accordance with the Agreement shall be cancelled and terminated as of the date and Lessor shall return the Deposit as well as all prepayments for paid but unflown flights to Lessee.

17.3.	The Parties shall exchange emergency response programs (ERP) prior to the commencement of each Lease Term.

17.4.

In an emergency situation the ERP of Lessee as approved by Lessor, will serve as guideline for action and communication regarding passenger welfare. Similarly, Lessor’s ERP will serve as guideline for action and communication regarding crew welfare, and Aircraft recovery.

17.5.

Lessee commits to inform all of its relevant suppliers (ground handlers and similar) that some of Lessee’s flights will be operated using the Aircraft. All contacts in clause 17.8. below will be provided to Lessee’s suppliers.

12

17.6.	If Lessee is advised by one of its suppliers that an emergency situation has occurred, Lessee shall immediately informs Lessor at the contacts set forth in clause 17.8.

17.7.	Parties indicate following ERP contact for Lessee: 4th Floor, 4200 NW 36th Street, Miami, FI 33166.

17.8.	Parties indicate following ERP contact for Lessor: occ@smartlynx.aero and erc@smartlynx.aero

17.9.

Should Lessor, acting reasonably, deem Lessee’s ERP insufficient, then Lessor shall advise Lessee, setting forth the deficiencies in Lessee’s ERP. Until Lessee rectifies such deficiencies, Lessor’s procedures will serve as guideline for action and communication regarding passenger welfare, all cost borne by Lessee.

17.10.

Parties agree to coordinate the release of any information to the media. Lessee agrees not to release any information regarding an emergency situation to the media prior receipt of official information from Lessor, provided that Lessee shall be permitted to make such disclosures as are required by law, regulation or stock exchange rule. Information is considered official if sent from following email addresses: aleksandrs.gusevs@smartlynx.aero; zygimantas.surintas@smartlynx.aero or other as may be suggested from time to time.

18.	LIABILITY AND INDEMNITY

18.1.

Lessor shall indemnify, defend and hold harmless Lessee from and against all costs, claims, demands, suits, judgments and causes of action of or brought by any third party (other than intentional harmful actions of passengers or owners of cargo carried on Aircraft) on account of injury or death or for loss of or damage to property (including Aircraft itself) arising out of the operation and/or maintenance of Aircraft, other than as may arise out of the gross negligence or willful misconduct of Lessee, its directors, officers, servants, employees and agents

18.2.

Lessee shall indemnity, defend and hold harmless Lessor, Head Lessor from and against all costs, claims, demands and causes of action brought by any passengers or owners of cargo carried on Aircraft on account of injury or death or for loss of or damage to property (other than Aircraft itself) arising out of the operation and/or maintenance of Aircraft, other than as may arise out of the gross negligence or wilful misconduct of Lessor, its directors, officers, servants, employees and agents.

18.3.

Each Party shall assume responsibility for death of or injury to or sickness or loss or damage to property of its own employees (including employees provided by one Party to the other in accordance with Agreement) and shall indemnify, defend and hold harmless the other in respect thereof, unless caused by the gross negligence or willful misconduct of the other Party.

18.4.

Lessee shall, subject to the Warsaw Convention, Montreal Convention, Regulation (EC) No 261/2004 or any other regulation, as applicable, and subject to the terms of Agreement be liable for any delay, injury or death suffered, incurred or in respect of any passenger or any other person carried or to be carried on Aircraft or any loss, damage, destruction or delay of or to any cargo, baggage, personal effects or mail carried or to be carried by Aircraft and caused by an occurrence arising out of or incidental to the possession, use, maintenance or operation of Aircraft in accordance with Agreement and Lessee shall indemnify and hold Lessor, Head Lessor, Owner and Indemnities harmless in respect of all liability, costs, claims, demands, suits, judgments or actions including all costs and expenses of any defense unless caused by willful misconduct or gross negligence of Lessor.

18.5.

Lessor shall be liable for any loss or damage to property or any injury or death of any person not carried by Aircraft caused by an occurrence arising out of or incidental to the possession, use, maintenance or operation of Aircraft in accordance with Agreement and Lessor shall indemnify and hold Lessee harmless accordingly in respect of all liability, costs, claims, demands, suits, judgments or actions including all costs and expenses of any defense except when such loss or damage is caused by the willful misconduct or gross negligence of Lessee.

18.6.

Lessee shall indemnify and hold Lessor harmless in respect of all liabilities, costs, claims, demands, suits, judgments and causes of actions of or brought by a third party, including costs and expenses of any defense, arising from Lessee’s failure to comply with its obligations under Article 13 hereof, and Lessor shall indemnify and hold Lessee harmless in respect of all liabilities, costs, claims, demands, suits, judgments and actions including costs and expenses of any defense, arising from Lessor’s failure to comply with its obligations under Article 12 hereof.

13

18.7.

Each Party shall pay to the other Party on demand all expenses (including legal, survey and other costs) payable or incurred by the other Party in contemplation of, or otherwise in connection with, the enforcement of or preservation of any rights in accordance with Agreement or otherwise in respect of moneys owing in accordance with Agreement or in respect of any breach of any representation, warranty, covenant or undertaking herein contained or in respect of the repossession of Aircraft.

18.8.	The indemnities contained in Agreement shall continue in full force and effect notwithstanding the expiration or other termination of Agreement.

19.	INSURANCE

19.1.

Lessor at its own cost and expense shall maintain in full force and effect during Lease Term Aircraft Hull and Third party Legal Liability insurance (including, to the fullest extent available, war and allied perils coverage for those perils excluded by War, Hijacking and Other Perils Exclusion Clause AVN48B or any modification or substitution thereof for the time being in force) for a Combined Single Limit of not less than USD 750,000,000 (Seven Hundred Fifty Million United States Dollars) each occurrence, unlimited in all but in the aggregate in respect of war and allied perils coverage. The Hull Insurance shall contain a waiver of rights of subrogation against the Lessee, provided that such waiver of rights of subrogation will not apply to any damage to the Aircraft caused by the gross negligence or willful misconduct of any Lessee.

19.2.

The insurance maintained by Lessor shall include Lessee, its directors, officers, servants, employees and agents as additional insureds (except in respect of claims caused by the gross negligence or willful misconduct of any of Lessee, its directors, officers, servants, employees and agents).

19.3.

In case Lessee shall require flights to Excluded Countries and Lessor, its insurer and Head Lessor have provided their written consent to operate such flights with Aircraft, Lessor shall maintain and Lessee will provide payment for, within five (5) days from invoice date, Hull All Risks and Hull War and Allied Perils insurance for Aircraft providing a waiver of subrogation against Lessee, its directors, officers, servants, employees or agents (except in respect of claims caused by the gross negligence or willful misconduct of any of Lessee, its directors, officers, servants, employees and agents).

19.4.

Lessee at its own cost and expense shall maintain in full force and effect during Lease Term passenger (including passengers baggage and personal effects, war risk supplement per person), cargo and mail legal liability insurance for a combined single limit of not less than USD 750,000,000 (Seven Hundred Fifty Million United States Dollars) each occurrence, unlimited in all (including to the fullest extent available war and allied perils coverage for those perils excluded by War, Hijacking and Other Perils Exclusion Clause A VN48B or any modification or substitution thereof for the time being in force).

19.5.	The insurance maintained by Lessee shall include Lessor and Head Lessor and their directors, officers, servants, agents and employees as additional insureds.

19.6.	Certificates of Insurance, evidencing the principal details of the insurance arranged in respect of Agreement shall be provided by each Party to the other.

19.7.

Lessee shall bear any additional insurance premiums for hull war risks or third-party liability if the premiums are increased solely as a result from the operation of Aircraft in certain high-risk areas (as per latest excluded area clause) at the request of Lessee. Operation of such flights shall be subject to prepayment of relevant premiums. Lessor shall inform Lessee of any intended increase in premium and, if requested by Lessee, shall cooperate with Lessee to reduce or eliminate such premiums.

19.8.

The insurance maintained by Lessor may only be cancelled or materially altered in a manner adverse to the Lessee by Lessor giving not less than thirty (30) days’ (seven (7) days’ or such lesser period as may be customarily available in respect of War and Allied Perils) written notice to Lessee.

14

20.	REPRESENTATIONS AND WARRANTIES

20.1.	Lessee hereby represents and warrants to Lessor that the following statements are, at the date hereof, true and accurate:

a.

Lessee is duly incorporated under laws of United States of America and has the power to conduct its as presently conducted, to own or hold under charter or lease its assets, to enter into and perform its obligations under this; and

b.

The documents which contain or establish Lessee’s constitution incorporate provision which authorize, and all necessary corporate action has been taken to authorize Lessee to sign and deliver and perform the transaction contemplated by Agreement; and

c.

The execution and delivery of, the performance of its obligations under, and compliance by Lessee with the provisions of the Lease will not (i) contravene any existing applicable law of its state of registration (or any other laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessee is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organizational documents, or (iv) result in the creation or imposition of, or oblige it to create, any Lien over its undertaking or any of its assets, rights or revenues; and

d.

Lessee is not in default under any material agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceeding is taking place or, to the best of its knowledge, pending or threatened against Lessee which could have a material adverse effect on its ability to perform its obligations under the Lease; and

e.	The choice by Lessee of the Laws of England and Wales to govern the Lease and the submission by Lessee to the jurisdiction of the courts in England is valid and binding on Lessee; and

f.

In any proceedings taken in any jurisdiction in relation to any of the Lease, Lessee will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process; and

g.

Lessee has fully disclosed to Lessor all facts which in Lessee’s reasonable belief are material for disclosure to Lessor in the context of this Lease and thereby, Lessee knows of no material facts that would render any information previously furnished by or on behalf of Lessee to be inaccurate or misleading and all information provided by Lessee is not misleading or inaccurate; and

h.	No Event of Default has occurred and is continuing; and

i.	Lessee is solvent and able to pay its debts as the same fall due and the transactions contemplated by the Lease are of commercial benefit to it and in its commercial interests; and

j.

Lessee is not, and is not affiliated with a sanctioned person, nor does it have funds that are transferred from or through, nor does it have operations in any sanctioned country (any state, country or jurisdiction to which the use of Aircraft is not permitted under any sanctions, orders or legislation from time to time promulgated by any of: the United Nations, the European Union, the U.S. (including OFAC); any country which is prohibited under Lessor’s insurance coverage from time to time in effect, or any Governmental Authority of Latvia or any country having jurisdiction over Owner, Lessor or Head Lessor, the effect of which prohibits or restricts the location and/or consigning for use of the Aircraft in such state, country or jurisdiction); and

k.

Lessee is subject to private commercial Law and suit under the Laws of all relevant jurisdictions, and Lessee is not entitled to sovereign immunity under any such Laws and the entry into and performance by Lessee of the Lease constitutes private and commercial act; neither Lessee nor its assets have the right of immunity from suit, attachment or execution on the grounds of sovereignty within any jurisdiction. Lessee covenants with Lessor that to the extent Lessee hereafter may acquire any such right of sovereign immunity, Lessee hereby irrevocably waives such rights in respect of its obligations hereunder; and

l.	This Agreement constitutes legal, valid and binding obligations of Lessee which are enforceable in accordance with the provisions hereof.

15

20.2.	Lessor hereby represents and warrants to Lessee that the following statements are, at the date hereof, true and accurate:

a.

Lessor is duly incorporated under the laws of Malta and has the power to conduct its activities as presently conducted, to own or lease its assets, to enter into and perform its obligations in accordance with Agreement; and

b.

The documents which contain or establish Lessor’s constitution incorporate provision which authorize, and all necessary corporate action has been taken to authorize Lessor to sign and deliver and perform the transaction contemplated by Agreement; and

c.	The Agreement constitutes legal, valid and binding obligations of Lessor which are enforceable in accordance with the provisions hereof; and

d.

The execution and delivery of, the performance of its obligations under, and compliance by Lessor with the provisions of the Lease will not (i) contravene any existing applicable Law of its state of organization (or any other laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessor is a party or is subject or by which it or any of its property is bound, or (iii) contravene or conflict with any provision of its constitutional and/or organizational documents; and

e.	On and as of Delivery, Lessor shall have the right to lease the Aircraft to Lessee; and

f.	As long as no event of default of Lessee has occurred and is continuing Lessor shall ensure and guarantee that the Head Lessor shall ensure the quiet enjoyment of Aircraft by Lessee.

21.	COVENANTS

21.1.	Lessee hereby covenants with Lessor that during the Lease Term until Lessee’s obligations hereunder have been fully discharged it will:

a.	subject to division of responsibilities between Lessor and Lessee of Articles 9 and 10

(i)

not cause Aircraft to proceed to, or remain at, any location which is subject to a prohibition order (or similar order or directive) or, as the case may be, a contractual restriction, limitation issued by the insurers of Aircraft (under all policies mentioned herein), Aircraft manufacturer, Head Lessor and any applicable Government Entity; and

(ii)	comply with all laws and regulations in United States and in any country to, from in or over which Aircraft is flown

b.

notify Lessor immediately of any occurrence which would adversely affect Lessee’s ability to perform any of its obligations in accordance with Agreement and evidence effort to overcome effects of such occurrence;

c.

obtain and maintain all necessary certificates, consents, licenses, permits and authorizations of Government Entities and other relevant bodies and take all action which may be necessary for the continued due performance of Lessee’s obligations of Agreement and for the use and operation of Aircraft;

d.	pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport in respect of the Aircraft.

21.2.	Lessor hereby covenants with Lessee that during the Lease Term until Lessor’s obligations hereunder have been fully discharged it will:

a.

not cause Aircraft to proceed to, or remain at, any location which is subject to a prohibition order (or similar order or directive) or, as the case may be, a contractual restriction, limitation issued by the insurers of Aircraft (under all policies mentioned herein), Aircraft manufacturer, Head Lessor and any applicable Government Entity; and

16

b.	comply with all laws and regulations in force in Malta and in any country to, from in or over which Aircraft is flown.

c.

notify Lessee immediately of any occurrence which would adversely affect Lessor’s ability to perform any of its obligations in accordance with Agreement and evidence effort to overcome effects of such occurrence;

d.

obtain and maintain all necessary certificates, consents, licenses, permits and authorizations of Government Entities and other relevant bodies and take all action which may be necessary for the continued due performance of Lessor’s obligations in accordance with Agreement and for the use and operation of Aircraft;

e.	promptly provide copies of all reports or documents relating to Aircraft or its operation to Lessee.

22.	APPLICABLE LAW

22.1.

Agreement shall be governed by and be construed in accordance with the laws of England and Wales. Parties agree that courts of England have jurisdiction to settle any disputes that may arise in connection with the Agreement and irrevocably submit to the jurisdiction of the courts of England in respect of such disputes.

22.2.

If any dispute or claim should arise between Parties relating to the Agreement or to any rights or obligations conferred or provided for herein, Parties agree to each use all reasonable efforts to amicably resolve such dispute or claim.

22.3.

Except as expressly provided herein, the remedies of Parties hereunder shall be limited to remedies for breach of contract only, and, notwithstanding anything to the contrary contained in this Agreement, neither Party shall be entitled to pursue or seek punitive or consequential damages for any alleged breach relating to or arising in accordance with Agreement.

23.	NOTICES

23.1.

All notices, requests, demands and other communications required or permitted by the terms of Agreement to be given or made to either Party shall (unless otherwise specified) be in writing in English and shall be given by any one of the following means: personal delivery, airmail, fax or e-mail to the addresses and numbers given below or at such other address or number the recipient may have notified to the other Party in writing, and shall be deemed duly served upon receipt.

a.	Lessors’ address:

SMARTLYNX AIRLINES MALTA, a company organized under the laws of Malta, whose address is at Nu Bis Centre, Trig II-Mosta, hal Lija, LJA 9012, Malta,

Phone: +3717207392                 Fax +3717207392

Email info@smartlynx.aero and aleksandrs.gusevs@smartlynx.aero

Represented by Aleksandrs Gusevs, Board Member and VP Commercial

b.	Lessee’s address:

Global Crossing Airlines, Inc, an air carrier established under the laws of United States of America, at 4th Floor, 4200 NW 36th Street, Miami, Fl 33166,

Phone: NUMBER: 305.869.4780

Email: ryan.goepel@globalairlinesgroup.com

23.2.	All notices shall be in writing, in English and shall be deemed received:

a.	in the case of a notice delivered personally, at the time of delivery;

b.	in the case of a notice by facsimile on confirmation of receipt; and

c.	in the case of e-mail, the day on which it has been sent to any of email addresses above

17

24.	CONFIDENTIALITY AND DATA PROTECTION

24.1.

Each Party (which for this purpose will include each Party’s employees, agents, representatives and advisors) undertakes that it shall not at any time during the Lease Term and for a period of five (5) years after termination of this Agreement, disclose to any person any confidential information concerning the other Party’s business, affairs, customers, clients or suppliers or this Agreement (including but not limited to any reports, data or information furnished under this Agreement), except as permitted by Article 24.2.

24.2.

Each Party may disclose the other Party’s confidential information: (a) to its employees, agents, representatives and advisers who need to know such information for the purposes of exercising the Party’s rights or carrying out its obligations under or in connection with this Agreement. Each Party shall ensure that its employees, agents, representatives or advisers to whom it discloses the other Party’s confidential information comply with Articles 24.1 to 24.3; and (b) as may be required by law, a court of competent jurisdiction or any regulatory or statutory authority.

24.3.	Neither Party shall use the other Party’s confidential information for any purpose other than to exercise its rights and perform its obligations under or in connection with this Agreement.

24.4.

The provisions of Articles 24.1 to 24.3 shall not apply to any confidential information that: (a) is or becomes generally available to the public (other than as a result of its disclosure by the receiving Party (including its agents, employees or representatives) in breach of this clause); (b) was available to the receiving Party on a non-confidential basis before disclosure by the disclosing Party; or (c) was, is or becomes available to the receiving Party on a nonconfidential basis from a person who, to the receiving Party’s knowledge, is not bound by a confidentiality agreement with the disclosing Party or otherwise prohibited from disclosing the information to the receiving Party.

24.5.

Neither Party will acquire any right in the other’s data and/or information. The receiving Party will take all necessary steps to ensure that it will not use nor reproduce any data, information or know-how of the disclosing Party which comes into its possession or control, except as required by this Agreement.

24.6.

Each Party shall take all necessary steps to ensure that data and information belonging to the other Party which comes into its possession or control in the course of this Agreement is protected and shall not: (a) use the data or information nor reproduce the data or information in whole or in part in any form except as may be required by this Agreement; (b) disclose the data or information to any third party or persons not authorized by the disclosing Party to receive it, except with the prior written consent of the disclosing Party; or (c) alter, delete, add to or otherwise interfere with the data or information (save where expressly required to do so by the terms of this Agreement and only with the prior consent of the disclosing Party).

24.7.

Each Party shall ensure that if it becomes aware of any data security breach it shall immediately take all steps necessary to prevent further breach, and it shall immediately report any such breach of this Article 24 to the other Party.

24.8.

To the extent that any data or information belonging to a disclosing Party that may be processed or accessed by the other Party is personal data within the meaning of any applicable data privacy or personal data legislation, the Parties will comply with all applicable rules and regulations.

24.9.

Each Party will indemnify and hold the other Party harmless (and keep it indemnified and held harmless notwithstanding termination of this Agreement) against all costs, claims, demands, suits, judgments and causes of action of or brought by any third party directly as a result of any breach by the indemnifying Party of any of the provisions of this Article 24.

24.10.	This Article 24 shall survive the termination or expiry of this Agreement.

25.	MISCELLANEOUS

25.1.	Nothing in the Agreement is intended to create any form of partnership or joint venture between Parties.

18

25.2.	Neither Party may assign or otherwise transfer any of its rights and/or obligations in accordance with Agreement without the prior written consent of the other Party.

25.3.	The terms and conditions of Agreement shall not be varied otherwise than in writing and executed by Parties.

25.4.

The failure of any Party in any one or more instances to insist upon observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to such Party, shall not be construed as a waiver of any future breach of any covenants or conditions or of the right to enforce the same or to exercise such privilege, option or remedy.

25.5.

If any term or condition of Agreement shall to any extent be invalid or unenforceable, the remainder of Agreement shall not be affected thereby and each other term and condition shall be valid and enforceable to the fullest extent permitted by law.

25.6.

Parties shall keep the terms and conditions of Agreement confidential. The parties shall consult with each other with respect to any proposed redactions to this Agreement in compliance with applicable laws before it is filed publicly.

25.7.	The rights and remedies conferred on Parties by Agreement are cumulative and are not exclusive of any rights and remedies provided by law.

25.8.

Lessee shall not (except with the prior written consent of Lessor) directly or indirectly solicit or entice away (or attempt to solicit or entice away) from the employment or engagement of Lessor any person (employee, worker or independent contractor) employed or engaged by Lessor at any time during the term and for a further period of 12 months after the termination of this Agreement. If Lessee commits any breach of this clause, Lessee shall, on demand, pay to Lessor a sum equal to USD150 000 plus the recruitment costs incurred by Lessor in replacing such person.

25.9.	This Agreement may be executed in any number of copies. A signed and scanned signature on any copy shall be deemed an original for all purposes.

25.10.

This Agreement is valid for acceptance until 1st of June, 2020. Should due to any reason Agreement not be signed by Lessee by this date, Lessor has right to release Aircraft in the market or reoffer it to Lessee at different commercial conditions.

25.11.	Parties shall each bear their own legal costs arising out of documenting this transaction.

IN WITNESS WHEREOF Parties have caused Agreement to be executed the date first above written.

Made in Malta and Made in Miami

For and on behalf of	For and on behalf of

SMARTLYNX AIRLINES MALTA – LESSOR	Global Crossing Airlines, Inc – LESSEE

/s/ Aleksandrs Gusevs	/s/ Ryan Goepel
Aleksandrs Gusevs	Ryan Goepel
Board Member	EVP and CFO

19

Annex A

Rates, Payments and Additional Support

1.	RENT

1.1.	Lessee shall pay Lessor Lease Rate of Two Thousand Five Hundred USD (USD 2500) per Block Hour for all Block Hours in accordance with Minimum Period Guarantee.

The Block Hour rates set forth in this Article 1.1 shall be increased for inflation on 1 December of each calendar year (commencing 1 December 2021) by a percentage amount equal to three percent (3%).

1.2.

Rent is inclusive of cockpit crew and per diems at Fifty USD (USD 50) per person per day, exclusive of accommodation at Base as well as exclusive of any air or ground crew positioning costs to and from Base, if direct related to the flight program of Lessee.

1.3.	Lessee shall prepay Lessor Rent for all Additional Block Hours over and above the Minimum Period Guarantee of respective Lease Term according to rates of Annex A, Article 1.1.

For avoidance of doubt, Lessor is not obliged to operate hours in excess of Minimum Period Guarantee, but shall not unreasonably refuse any such requests from the Lessee.

1.4.	All payments shall be made without deduction or withholding and in immediately available funds. All payments are considered executed when received in Lessor’s bank account.

1.5.

Lessor shall report to Lessee the number of actual Block Hours flown based on Aircraft Journey Log report within 24 hours after each given Flight. Journey Log serves as reference for accounting Block Hours. Block Hours are measured to two decimal places.

1.6.

Block Hours associated with deliver)’ and redelivery of each Aircraft shall not be counted towards Minimum Period Guarantee of respective Lease Term and shall be paid as per clause 5.1 of ACM I Agreement.

1.7.

After completion of redeliver) flight, fuel reconciliation shall be performed compared to position prior to delivery flight. Fuel reconciliation shall be performed after each time Aircraft has left Base in accordance with Article 9.5 of Agreement. Rent of extra cabin crew or flight crew is reconciled at the end of the Lease Term but prepaid as per approximate amounts prior to being used.

1.8.

Lessor is obliged to provide cabin crew trainers to train Lessee’s cabin crews in accordance with procedures of Lessor so as to permit them operate on the Aircraft independently. In the alternative, parties might evaluate an option that Lessee may provide a crew trainer to be trained by Lessor and then the crew trainer shall be responsible for providing training to the rest of Lessee’s cabin crew. Trainer services fee is in amount of $200USD per person per day and all expenses, including travel, hotel accommodation of trainer, facility rental, and materials printing are Lessee’s cost.

1.9.

Lessor may provide services of their cabin crew, at extra cost of $75USD per person per Block Hour operated and all other support on Lessee expense prepaid. It is Lessee’s decision to request or not cabin crew members to operate the flights.

1.10.

Lessee acknowledges that the Lessor may conduct periodic evaluations of the cabin crew as required by the Aviation Authority, by way of observation on certain flights. Lessee is liable for paying fee. under Annex A Article 1.9 as well as all travels and hotel accommodation for such observers. Such observation flights shall be coordinated between parties and shall not exceed 5% of all flights.

1.11.

Should flights operate in a W-pattern occur, or flight operations to down route stations not supported by EASA approved part 145 A320 MRO providers, then a flying spanner shall be required on such flights, and Lessor may provide such at extra costs of Sixty Five USD (USD 65) per person per Block Hour, plus per diem of Seventy USD (70USD) and all other support, on Lessee cost.

20

1.12.

The rate is based on average hour cycle ratio for Lease Term of 3:1 and if any calendar month during Lease Term the ratio will be lower than 10% from above, that is, below 2.7:1, Lessee will compensate this by paying a surcharge on all hours flown during that calendar month by a percent increase in Lease Rate that corresponds to decimal insufficiency towards cycle ratio above.

1.13.

Whenever Lessor’s cabin crew is operating for Lessee, they are entitled to same onboard sales bonus as Lessee’s own cabin crew operating on Flights, if any. Details of such are further agreed between Parties.

2.	PAYMENT

2.1.

Following Rent payment schedules for Lease Term One, Lease Term Two, Lease Term Three, Lease Term Four, Lease Term Five, Lease Term Six, Lease Term Seven and Lease Term Eight will apply, in any Lease Term payment dates being 1st date of month for 16th to last date of that month, and 15th date of month for the lsl to 15lh date of the following month, any date being weekend or national holiday payment will be made on previous workday.

All payments to be made in accordance with Agreement by Lessee to Lessor shall be made directly into Lessor’s account, as per below details:

Account number – 0001E939

Beneficiary ASSOCIATED FOREIGN EXCHANGE

21045 CALIFA ST, WOODLAND HILLS

CA 91367, USA

IBAN GB04BARC20000042824I44

Bank BARCLAYS BANK PLC

1 CHURCHILL PLACE

E14 5HP LONDON

SWIFT code BARCGB22

Rent payments and all other sums payable shall be in USD and shall be free of banking charges and fees shall be deemed to have been made on the date on which they are received in Lessor’s bank account.

2.2.	Any set off or deduction is subject to written consent of Lessor.

2.3.	All incoming payments from Lessee to Lessor will first be applied to least recent invoices unpaid.

2.4.	An interest rate of 3% per annum shall be applied on all outstanding payments, as of date when payment should have been latest received to date when they were actually received.

2.5.

All payments are considered executed when received in Lessor’s bank accounts. Non-operation of Flights due to Lessee’s non-fulfilment of payment obligations does not release them from accruing obligations.

2.6.	Block Hours over Minimum Period Guarantee are prepaid at estimate level and reconciled at the end of each Lease Term. For avoidance of doubt, all Block Hours are paid prior they are flown.

2.7.	Intentionally blank;

2.8.	At the end of each Lease Term, reconciliation will be completed within 30 days after the redelivery’ of Aircraft.

2.9.	Lessor has right not to operate Flights if any payment due is not received.

2.10.

All ancillary payments (travel cost, trainer fee and similar) are prepaid at estimated level for following month on15th date prior month when such are consumed, reconciled as per actual, until 15th date of following month.

3.	DEPOSIT

3.1.

To ascertain that Lessee Leases the Aircraft and fulfils their obligations herein, Lessee shall provide a deposit (the “Deposit”) in a form of cash from a respectable bank, amounting to Two Hundred Fifty Thousand USD (USD 250 000) per each Aircraft 1 and Aircraft 2. The Deposit shall be paid as follows:

a)	For Aircraft-1: For Lease Term One: USD 250 000 within 5 Business Days after signature of this ACMI Lease Agreement but in any case, no later than 4th of June, 2020;

21

For Lease Term Two and all following Lease Terms: USD 100 000 no later than 31st of July of each applicable calendar year, USD 100 000 no later than 30lh of September of each applicable calendar year and USD 50 000 no later than lst of November of each applicable calendar year.

b)

For Aircraft-2: For Lease Term Two and all following Lease Terms USD 100 000 no later than 31st of July of each applicable calendar year. USD 100 000 no later than 30th of September of each applicable calendar year and USD 50 000 no later than 1st of November of each applicable calendar year.

Within 30 days of the end of each Lease Term, Lessor shall return the full amount or part hereof of the Deposit to Lessor. For avoidance of doubt, first instalment of Aircraft-1 of USD 50 000 is a non-refundable amount to be kept by the Lessor in any conditions.

3.2.

Lessee acknowledges that Lessor may access and use Deposit in all and any cases as stipulated by Agreement, inparticular to remedy obligations to lease Aircraft during each Lease Term, pay or provide support, without prejudice to any other remedies available to Lessor.

If, for any reasons cash deposit is used and applied as payment for Lessee’s due obligations in whole or in part during Lease Term, Lessee shall restore cash deposit to the full amount within five (5) days from notification of Lessor.

3.3.	Lessor shall within two (2) days after a written request of Lessee to release the Deposit one of the following occur:

a.	Lessor does not obtain the necessary approvals from board or Head Lessor to enter into Agreement,

b.	Lessor Aviation Authority does not approve lease of Aircraft,

c.	Aircraft inspection or Audit of Lessor by Lessee has a justifiable unsatisfactory conclusion,

d.	Insurance agreed in the Agreement is invalidated for any reason attributable to Lessor; or

e.	Lessor fails to deliver Aircraft (other than for reasons of Force Majeure or Total Loss) or Replacement Aircraft on the Delivery Date; or

f.	Lessor ceases to be a commercial air carrier hence failing to perform the services.

3.4.

Lessee is obliged to provide Lessor with monthly evidence of payment of over flight fees as accrued by Aircraft. Lessor may request Lessee to present evidence of payment of fees to other suppliers, including but not limited to ground handling agents and fuel suppliers. Provision of such information in a regular and accurate manner is a material obligation of Lessee.

3.5.	Failure of Lessee to abide to their obligations precludes Lessor from fulfilling theirs.

IN WITNESS WHEREOF Parties have caused Agreement to be executed the day and year first above written.

Made in Malta and Made in Miami

For and on behalf of	For and on behalf of

SMARTLYNX AIRLINES MALTA – LESSOR	Global Crossing Airlines, Inc – LESSEE

/s/ Aleksandrs Gusevs	/s/ Ryan Goepel
Aleksandrs Gusevs	Ryan Goepel
Board Member	EVP and CFO

22

Annex B

Direct Operating Costs (DOC’s)

Lessee is responsible for all expenses as follows, irrespective of whether Lessee has or has not been payer of those:

a.

accommodation in single rooms of minimum 4*** international standard, with continuous room stock at same hotel corresponding to contractual number of crews, professionally secured if deemed necessary by Lessor’s security management, on a bed and breakfast basis (early departure meals available) with free of charge wireless internet access and laundry facilities in Base and all outstations, during duty and off-duty days for all Lessor’s crew, station manager and technical personnel. Choice of the hotel is subject to Lessor’s preparation team’s consent, prerequisites for room facilities being climate control, smoke detector, direct phone line into room, black-out curtains, light level control, room’s size not less than 18sqm.

b.

ground transport for Lessor’s crew, station manager and technical personnel between the place of accommodation and Base, professionally secured if deemed necessary by Lessor’s security management. Parties agree to use hotel shuttle for such ground transportation between the place of accommodation and Base, In case transportation is needed outside of hotel shuttle working hours, a separate dedicated ground transportation shall be organized for Lessor’s personnel accordingly. Lessee acknowledges that maintenance personnel and crew have different patterns of need for ground transport, all transport related to Lessee’s Flights. Travel for all Lessor’s crew, station manager and technical personnel to and from Base, whenever not related to Flights at maximum USD 75 000 (excluding extra crew and cabin crew and cabin crew trainers) per each Lease Term per each Aircraft. Travel is organized by Lessor’s travel organization, except when related to Lessee’s Flights. First travel choice is by air at lowest coach standard rate with 1 check-in luggage included; if not available or suitable as deemed by Lessor’s crewing specialist then second choice is by land.

c.	airside passes and work permits and all costs related to obtaining such, to be supplied latest at least one week prior to of.

d.	All visas, invitation letters and expenses associated with obtaining such, including security course, air side driver’s license course and administrative fees.

e.

suitable secure, clean and air-conditioned and Iockable storage space airside for parts (if 10 sqm per aircraft for consumables and l0sqm per aircraft for wheels and brakes), with free of charge wired internet connection with non-blocked TCP/UDP ports for H323 VoIP calls and 230V electricity supply, isolated from Lessee activities or other activities, furnished with shelves capable to carry the load of components (20kgs per shelf) at Base. Lessee is obliged to provide technical drawings of such premises, as well as address thereof no later than two weeks prior to of to allow set up and certify line maintenance station.

f.	shared transport -landside and airside for Lessor’s technical personnel and station manager sufficiently large to carry wheels and brakes as well as airside ID for the transport.

g.	Airside escort, if such is needed.

h.

As available with Lessee’s contract agency, a suitable crew-briefing room with telephone, fax and with free of charge wired internet connection with non-blocked TCP/UDP ports for HTTP, HTTPS, SSL, VPN (L2TP), and 110V electricity supply. 24h stable internet connection (without peak bottlenecks). If no briefing room at the airport can be provided Lessee provides one extra room at the Base hotel to be used as briefing room, no later than one day prior to to of.

i.

Suitable shared office within the existing premises of the Lessee, with telephone, fax and with free of charge wired internet connection with non-blocked TCP ports for HTTP, HTTPS, SSL, VPN (L2TP), 110V electricity supply. As available, l0Mpbs speed with packet loss less than 3%; usage of Smart lynx VPN router (with DHCP WAN); provide contact information of Local IT support, no later than one day prior to 16th April, 2018.

23

j.

an experienced dedicated operations liaison representative of Lessee to liaise with Lessor and operationally assist at all stations in respect of all matters in connection with the operation of Aircraft including obtaining necessary Visas, permits. Ids and passes;

k.

any and all customs (on parts temporarily imported by Lessor), immigration and inspection fees or charges, including per passenger fees, overtime charges, late return fees and services charges imposed by any Government Entity unless such costs occur from incorrectly filled in customs documents by Lessor or their suppliers;

I.

any and all taxes, fees, security charges, departure taxes and related charges which are assessed on a per passenger basis or based on air revenue (excluding taxes based on the net income of Lessor) which are imposed by any Government Entity or airport authority, including;

m.	screening of passengers, baggage, mail and cargo, all passenger claims, compensations and welfare costs

n.	all documentation and approvals to be obtained in relation to Flights in accordance with Agreement, including all traffic rights, slots

o.	insurance under the responsibility of the Lessee as provided in Agreement, including any supplements for war risk

p.	free of charge freight on Lessee’s flights for spares required to maintain Aircraft

q.	marketing, sales, ticketing and check-in;

r.	other Direct Operating Costs as follows:

(i)

re-fuelling/de-fuelling operations (including crew, operations officer and maintenance personnel to check and verify the delivered fuel quantity and quality and supply of fluid replenishment), fuels, hydraulic fluids, de-icing fluid, lubricants and all maintenance fluids and gasses and in plane services of fuel, lubricants and other fluids, nitrogen for the operation of Aircraft including oil for hydraulic and engines

(ii)

ground handling and security at all locations serviced by the Aircraft, including passenger, baggage, mail, cargo and crew handling (including baggage mail and cargo storage, loading and unloading Aircraft) and securing Aircraft doors before take-off, and terminal and facility security in connection with Operations;

(iii)

provision of labor and suitable equipment at all locations serviced by the Aircraft to perform apron service including, but not limited to, all servicing of Aircraft toilets, and fluids, marshalling, chock, ground power during transit time, de-icing, engine starting, firefighting, heating and cooling, passengers and crew steps, water replenishment and ground to cockpit communications;

(iv)

interior and exterior cleaning and serviceability of the Aircraft at the Base to accepted international airline standards, , including replacement of missing life jackets, cleaning or replacement of seat covers and cleaning of carpets, as well as repair of and replacement of movable emergency equipment and fittings. Turnaround cleaning at the outstation to be performed by the cabin crew.

(v)	landing and all airport charges and taxes;

(vi)

aircraft parking, towing and security, qualified ground crew, operations officer and maintenance personnel to assist with Aircraft movement, push back, tugs, tow bar and qualified crew, operations officer and maintenance personnel for taxi-in and push-out procedures;

(vii)

over flight charges and any other route navigation charges, including Euro control, traffic rights, overfly and other Air Traffic Control and en route navigation charges incurred by Lessor in connection with the operation of Aircraft for flights in accordance with Agreement;

(viii)	intentionally blank;

(ix)	customs, immigration and inspection fees related to Aircraft operations or supplies;

24

(x)

all catering for cockpit and cabin crew with one warm meal-set and snack as per Lessor’s OM-A, as well as soft drinks per roundtrip flight per crew member, all catering equipment and responsibility of such, also when borrowed from Lessor;

(xi)	all in-flight service materials and dry goods including but not limited to In-Flight-Entertainment content and headsets, safety-on-board cards, airsickness bags, blankets, pillows and headrest covers;

(xii)	intentionally blank;

(xiii)	delivery and redelivery of Aircraft on a 50/50 basis; and

(xiv)	any and all other reasonable direct operating cost incurred in the performance of Flights whether or not listed above.

Charges for all DOCs shall be paid directly by Lessee and in those cases where such DOCs are invoiced to Lessor then Lessor will re-invoice such to Lessee, with 1% service fee, and Lessee will pay them within two days from invoice date.

Made in Malta and Made in Miami

For and on behalf of	For and on behalf of

SMARTLYNX AlRLINES MALTA – LESSOR	Global Crossing Airlines, Inc – LESSEE

/s/ Aleksandrs Gusevs	/s/ Ryan Goepel
Aleksandrs Gusevs	Ryan Goepel
Board Member	EVP and CFO

25

Annex C

Flight Schedule

Made in Malta and Made in Miami

For and on behalf of	For and on behalf of

SMARTLYNX AlRLINES MALTA – LESSOR	Global Crossing Airlines, Inc – LESSEE

/s/ Aleksandrs Gusevs	/s/ Ryan Goepel
Aleksandrs Gusevs
Board Member

26

AIRCRAFT ACMI LEASE AGREEMENT (“AGREEMENT” OR “ACMI LEASE”) IS MADE ON      OF JUNE, 2020 BETWEEN

Global Crossing Airlines, an air carrier established under laws of United States of America, VAT number:85-0655281, whose principal office is at 4th Floor, 4200 NW 36th Street, Miami, Florida 33166, hereinafter referred as “Lessor” or “Global X”

AND

SMARTLYNX AIRLINES MALTA an air carrier established under the laws of Malta, VAT nr.: 25886226, whose principal office is at Nu Bis Centre, Trig II-Mosta, hal Lija, LJA 9012, Malta hereinafter referred as “Lessee” or “Smartlynx”

Both referred to jointly as Parties

WHEREAS Lessor has available for wet lease two Airbus 320 airplanes (Aircraft, or when referred to individually Aircraft 1 or Aircraft 2), both 180-seats all economy, MTOW 77t (or any Replacement Aircraft) with cover of cockpit crew, maintenance and insurance (hereinafter referred to as “Aircraft”))

AND WHEREAS Lessee wishes to wet lease from Lessor, and Lessor is willing to lease to Lessee, Aircraft for purpose of carrying out on behalf of Lessee certain Flights, this in accordance with ORO.AOC.110 of EU Regulation 965/2012.

1.	DEFINITIONS

The following terms shall, unless the context otherwise requires, have the following respective definitions for the purposes of Agreement:

a.

“Aircraft” means the following two aircraft: Airbus 320 aircraft, American registration mark, 180-seats all economy, MTOW 77t with all appliances, communications equipment, accessories and instruments installed and all flight manuals, maintenance manuals, log records and historical records. It also means any other Lessor’s aircraft of similar seating and performance capacity, having American registration marks, as may be substituted therefore in accordance with the terms of Agreement. Lessee agrees to accept any other Airbus 320 aircraft registration that Lessor will offer, at least 180-seats and similar performance capacity

b.

“Aircraft ACMI Lease” means that the Aircraft is operated under Lessor’s AOC, under the rules and regulations of FAA, by Lessor’s appropriately trained cockpit crew, maintained and insured by Lessor as defined further in Agreement.

c.	“Approved Maintenance Organization” means a maintenance organization approved pursuant to the Maltese Regulations.

d.

“Aviation Authority” means the legal institution with the control and supervision of registration, airworthiness or operation of civil aircraft or other matters relating to civil aviation, in United States of America.

e.

“Base” is same for Aircraft 1, Aircraft 2 meaning Riga International Airport (RIX) in Latvia or any other airport as might be advised by Lessee prior start of each Lease Term; base is the airport where Aircraft makes overnight stops and maintenance activity is carried out by Lessor.

f.

“Block Hour” means each hour, or part thereof, elapsing from the moment the chocks are removed from the wheels of an Aircraft until the chocks are returned to the wheel as recorded by captain in command in Journey Log used as accounting reference by Parties.

g.

“Day” means a day, other than a Saturday or Sunday, on which banks in Malta and United States are open for execution of transactions of Agreement; wherever reference to timing is made, that shall be UTC.

h.	“Delivery Date” means delivery of the Aircraft to the Base on a date mutually acceptable to Lessor and Lessee, which date shall, in any case, be prior to the beginning of each Lease Term.

i.	“EASA” means European Aviation Safety Agency.

j.	“Event of Default” means any of the events specified in Article 15.

k.

“Excluded Country” means, unless Lessor has otherwise provided its consent, any country that is the subject to an embargo, sanction, export restriction or prohibition order (or any similar order or directive) of:

•	the United Nations Security Council; or

•

any Governmental Entity of the European Union, the United Kingdom, the United States of America, the State of Registration or any other country in which the Aircraft is habitually based from time to time, which, in each case, (a) is applicable to (i) Lessee or Lessor or (ii) the ownership, leasing or operation of the Aircraft and (b) has the effect of prohibiting aviation activities to or from such country, for so long as such embargo, sanction, export restriction or prohibition order remains in effect.

I.	“Excluded Person” means any Person:

•

whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001));

•	on the list of “Specially Designated Nationals” and “Blocked Persons” or subject to the limitations or prohibitions under any OFAC regulation or executive order;

•	who is the subject of a United Nations sanction or whose assets have been frozen by enabling legislation of the same in the State of Registration; or

•	who is the subject of any laws similar to or consistent with the foregoing clauses (i) through (iii) as the same are enacted in the State of Registration,

•	in each case, as the same are amended or supplemented from time to time, and including any successor laws as the same are enacted from time to time.

m.	“Excluded Transaction” means any transaction, including with an Excluded Person, which would be prohibited for Lessee or Lessor by reason of being:

•	a violation of the United States Bank Secrecy Act or any applicable regulations thereunder (to the extent it is applicable to Lessee or Lessor);

•

contrary to any of the sanctions programs administered by OFAC, any regulations promulgated thereunder by OFAC or under any affiliated or successor governmental or quasi-governmental office, bureau or agency, or any enabling legislation or executive order relating thereto (in each case, to the extent it is applicable to Lessee or Lessor); or

•	contrary to any laws similar to or consistent with the foregoing clauses (i) through (ii) as the same are enacted in the State of Registration and are applicable to Lessee or Lessor,

•	in each case, as the same are amended or supplemented from time to time, and including any successor laws as the same are enacted from time to time.

n.	“EUR” means euro.

o.	“Federal Aviation Administration” or “FAA” means Aviation Authority of United States of America.

p.	“Flight Hour” means each hour or part thereof elapsed from take-off to touchdown during a Flight made during a Lease Term.

q.	“Flights” means Lessee’s flights as detailed in Flight Schedule.

r.	“Flight Schedule” means the schedule for flights agreed between the Lessee and the Lessor.

s.

“Force Majeure” means a delay to act or failure to act due to or arising out of unforeseeable and unavoidable circumstances that are outside of the control of either Party, such as acts of God, bird strike, lightning strike or hijacking, civil war, insurrection, riot, fire, flood, explosion, earthquake, epidemic, quarantine restriction, any act of terrorism, any act of any government, governmental priority, allocation, regulation, order affecting necessary materials, facilities or Aircraft, strike or labor dispute causing cessation, slowdown or interruption of work (other than strikes, disputes, slowdowns and interruptions by Lessor’s employees or employees of its subcontractors) or inability after due and timely diligence to procure equipment, data and materials from suppliers or any other cause to the extent that such cause is beyond the control of Lessor or Lessee.

t.	“Government Entity” means and includes

(i)	any national government, political subdivision thereof, or local jurisdiction therein;

(ii)

any official board, commission, agency, department, division, organ, instrumentality, court or agency of any thereof, howsoever, constituted including, without limitation, the Federal Aviation Administration; and

(iii)	any official organization or institution to whose jurisdiction any thereof is subject.

u.	“Head Lessor” means the entity from which Lessor leases any Aircraft and Replacement Aircraft.

v.

“Heavy Maintenance” means any maintenance, to be carried out by an Approved Maintenance Organization requiring the use of approved hangar facility for activities such as but not limited to: 24 month / 7500 flight hours checks or 72 month checks or complex modifications.

w.	“Indemnitees” means Lessor and Head Lessor.

x.

“Journey Log” means a document executed by captain in command after each Flight containing information on such Flight, in particular Block Hours, which will be utilized by Parties for accounts and utilization measurement purposes.

y.

“Lease Term” means collectively or separately Lease Term One, Lease Term Two, Lease Term Three, Lease Term Four and Lease Term Five, Lease Term Six. Lease Term Seven and Lease Term Eight, as the context may require.

z.	“Minimum Period Guarantee” is the minimum agreed utilization in Block Hours per Aircraft during each Lease Term, measured in Block Hours, as stipulated in Article 4.

aa.	“Redelivery Date” means departure date from Base at the end of each Lease Term, as detailed in Article 5.

bb.	“Rent” means the sum payable by Lessee pursuant to Article 6 and Annex A. The Lease Rate is the ACMI price of operating one Block Hour.

cc.

“Replacement Aircraft” means (a) an aircraft other than Aircraft 1 or Aircraft 2 with similar safety and performance standards, operated by Lessor with American registration marks, equipped with substantially the same equipment with no less capacity (being 180 seats) than Aircraft 1 or Aircraft 2, as applicable, and otherwise meeting the requirements of Article 12.1 or, if an aircraft described under (a) is not available, then (b) any other aircraft otherwise meeting the requirements of (a) and Article 12.1, provided that, any such aircraft under (a) or (b) shall be operated in accordance with, and pursuant to, the provisions of Agreement as if references to “Aircraft” were to “Replacement Aircraft”. Lessor has the right to replace the Aircraft with a Replacement Aircraft subject to the final approval of Lessee, which shall not be unreasonably withheld, at no additional cost to Lessee.

dd.

“Traffic Documents” means the passenger tickets, baggage checks, airway bills and any other documents required under any applicable law and convention in relation to any passenger, cargo or mail which may be carried on Aircraft.

ee.

“Total Loss” means the loss or destruction or damage to Aircraft such that a determination by the insurers or Head Lessor is made under the policy of hull insurance that repair would be impractical, or any seizure or requisition for use of title or confiscation of Aircraft.

ff.

The word “person” or “persons” or to words importing persons include, without limitation, individuals, firms, partnerships, joint ventures, trust, Government Entities, organizations, associations, corporations, government agencies, committees, departments, authorities and other bodies, corporate or incorporate, whether having legal distinct personality or not, or any member of the same.

gg.	“USD” means United States dollar.

hh.	“Lessor”, “Lessee” or “Indemnitees” mean and include their respective directors, officers, servants, agents, employees and sub-contractors.

ii.	Words in the plural shall imply singular and vice versa; reference to an article in the Agreement shall imply reference to all sub-clauses in the Agreement.

jj.	Any agreement or instrument shall include such agreement or instruments as it may from time to time be amended, supplemented or substituted.

kk.	Headings in the Agreement are for ease of reference only and shall not affect the construction or interpretation of Agreement.

2.	LEASE OF AIRCRAFT

2.1.	Lessor agrees to lease the Aircraft to Lessee and Lessee agrees to take the Aircraft on lease from Lessor for the length of the Lease Term upon the terms and subject to the conditions of Agreement.

2.2.

During the Lease Term, each Aircraft shall have a passenger configuration of no less than 180 seats and shall be operated on the Flight Schedule, as may be amended from time to time upon mutual agreement of Lessor and Lessee, always in accordance with clause 14.2.

2.3.	Agreement to lease extends to any Replacement Aircraft provided due to maintenance, operational or other reasons.

3.	CONDITIONS PRECEDENT

3.1.	Lessor’s obligations to deliver Aircraft prior to each Lease Term and to operate Aircraft during each Lease Term shall be subject to and conditional upon Lessor having received:

a.	All prepayments and deposit and rent in accordance with Annex A to Agreement;

b.

Evidence satisfactory to Lessor that Lessee has or will have, prior to each Lease Term, the necessary permissions, consents, licenses and approvals from the relevant Government Entities for the operation of Flights by the Aircraft, in particular, a valid air operator certificate;

c.	Lessee’s certificate of insurance, and required co-insurance certificates;

d.	Assurances satisfactory to Lessor, acting reasonably, prior to each Lease Term, that Lessee is able to provide support to Lessor as stipulated in this Agreement; and

e.

a copy of Lessee’s constitutional documents, certified by a member of Lessee’s management board as being true, correct and up-to-date and as containing all amendments, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver such documents on behalf of Lessee; a copy of the corporate resolutions of Lessee, certified by a member of Lessee’s management board as being true, correct and up-to-date and as containing all amendments, evidencing due approval and authority of Lessee for the execution, delivery and performance of this Lease and all other documents related thereto; and

f.	ACMI lease agreement between Smartlynx as lessor and Global X as lessee in relation to wet lease of A320 Aircraft (hereinafter referred to as “Lease 2”) fully executed by both Parties.

3.2.	Lessor’s obligations to deliver Aircraft prior to each Lease Term are further conditional upon:

a.	No Lessee Event of Default having occurred as at or prior to each Lease Term;

b.	No event which with the passage of time would constitute an Event of Default shall have occurred as at or prior to the beginning of such Lease Term;

c.	The representations and warranties of Lessee being true and correct; and

d.	Lessor’s Aviation Authority consent to lease of the Aircraft; and

e.	Lease 2 is in full force and effect, no termination notices regarding Lease 2 have been submitted by Smartlynx and Smartlynx fulfils its obligations under Lease 2 in timely manner.

3.3.	Lessee’s obligations to lease the Aircraft during each Lease Term are conditional upon Lessee having received:

a.	Lessor’s AOC and AOC related documents, certificate of insurance, and required co-insurance certificates; and

b.	Satisfactory FAA approved Audit of Lessors organization and Aircraft inspection by Lessee, if applicable.

3.4.	Lessee’s obligations to lease Aircraft during each Lease Term are further conditional upon:

a.	No Lessor Event of Default having occurred as at or prior to such Lease Term;

b.	No event which with the passage of time would constitute an Event of Default shall have occurred as at or prior to such Lease Term.

c.	The Maltese CAA consent to the lease of the Aircraft by the Lessee.

d.	The representations and warranties of Lessor being true and correct.

3.5.

Parties agree that all conditions precedent, unless waived, need to be met by 01st of April 2021 (or 01st of April of the year of each subsequent Lease Term) except where explicitly mentioned otherwise, and are considered met unless one Party at 1st of April 2021 (or 1st of April of the year of each subsequent Lease Term) at the latest notifies the other in writing that said conditions have not been met. Failing to meet the conditions, unless a further extension is agreed in writing to meet the conditions precedent, shall provide the party in whose favour the unsatisfied condition precedent is in to either terminate this Agreement or provide an irrevocable waiver of such condition.

4.	LEASE TERM. Minimum Period Guarantee

4.1.	Lease Term for Aircraft:

Lease Term One: From 1st of May 2021 till 15th of September 2021;

Lease Term Two: From 1st of May 2022 till 15th of September 2022;

Lease Term Three: From 1st of May 2023 till 15th of September 2023;

Lease Term Four: From 1st of May 2024 till 15th of September 2024;

Lease Term Five: From 1st of May 2025 till 15th of September 2025;

Lease Term Six: From 1st of May 2026 till 15th of September 2026;

Lease Term Seven: From 1st of May 2027 till 15th of September 2027;

Lease Term Eight: From 1st of May 2028 till 15th of September 2028;

4.2.

Minimum Period Guarantee for Aircraft-1 in amount of 200 Block Hours per each calendar month during Lease Term One, and 1000 Block Hours in total per Aircraft-1 per Lease Term One, and 200 Block Hours per each of Aircraft-1 and Aircraft-2 per each calendar month during each Lease Term, starting Lease Term Two, and 1000 Block Hours in total per each of Aircraft-1 and Aircraft-2 per each Lease Term, starting Lease Term Two. In addition, in Lease Term One, Lessee may shift up for 35% of Block Hours of the Minimum Monthly Guarantee per Aircraft from one month to another provided that in the aggregate over the Lease Term the Minimum Period Guarantee is met.

4.3.	All details regarding Aircraft delivery and redelivery are reflected in Section 5.1 and Annex A, article 1.6.

4.4.

Early termination of Agreement. If Lessee terminates Agreement before or during any Lease Term (except for termination in accordance with Article 3.5, 4.5, 15.4 or 16.2), as specified in Article 4.1 above, Lessee shall immediately pay Lessor for all remaining Block hours to and including the Minimum Period Guarantee not flown in each Lease Term. For instance, if Lessee terminates Agreement after Lease Term One, Lessee shall immediately pay to Lessor for all 2000 Block hours not flown in Lease Term Two, for all 2000 Block hours not flown in Lease Term Three, for all 2000 Block hours not flown in Lease Term Four, for all 2000 Block hours not flown in Lease Term Five, for all 2000 Block hours not flown in Lease Term Six, for all 2000 Block hours not flown in Lease Term Seven and for all 2000 Block hours not flown in Lease Term Eight, in accordance with agreed Block hour rates for FH:FC ratio of 3:1 indicated in Annex A, article 1.1

In case of such early termination by Smartlynx, Global X has a right to immediately unilaterally terminate Lease 2 by giving a written notice to Smartlynx. In such case, Smartlynx will immediately return to Global X all the Security Deposit amounts paid for next lease terms under Lease 2.

4.5.

Lessee has a right to terminate the Lease Term One of this ACMI Lease agreement due to reasons, limited to: failing to obtain AOC, continuous repeated outbreak of COVID-19 virus after the signature of this Agreement and its implications on the aviation industry, causing overall aviation market decrease below 50% of the figures of 2019, by giving a written notice to Lessor not later than 1st of March, 2021. In such case Lessor will immediately return to Lessee the Security Deposit amount paid for Lease Term One, in amount of USD 200 000.

For avoidance of doubt, such termination is option only applicable in relation to Lease Term One, all the other Lease Terms for both Aircraft-1 and Aircraft-2 are to remain in full force and effect as per terms and conditions of this ACMI Agreement, including for the avoidance of doubt, the applicable Security Deposit payments, and in case of any further Lease Terms are terminated by Lessee, clause 4.4 will be in force.

5.	DELIVERY. REDELIVERY.

5.1.

Aircraft is delivered and redelivered to and from Base on Lessor’s flight numbers. Costs of delivery and redelivery (which shall include fuel, taxes, navigation, flight crew and other Direct Operating Costs) shall be split equally between Lessee and Lessor 50/50, stipulated in Annex B to Agreement. Parties can agree on the fixed cost per each of delivery and redelivery and Lessee shall pay their 50% amount to Lessor prior the flight performed.

5.2.

At delivery and redelivery, Lessor shall ensure that Aircraft are clean and serviceable by international commercial airline standards, compliant with EU regulation No 965/2012, subpart D and applicable law and airworthy with all equipment fully functional and operating within limits established by manufacturer. The Aircraft will be delivered without any defects and without any Heavy Maintenance tasks scheduled during any Lease Term.

5.3.

Lessor might apply Lessee’s decals on exterior of Aircraft prior to delivery at Lessee’s cost, subject to timely notice from the Lessee and relevant work orders issued from Lessor and approved by Lessee. Such logos and signs shall be removed prior redelivery, at Lessee’s cost. Application of livery is charged separately (paperwork, material, labour). Aircraft shall be redelivered to the Lessor in all-white livery.

5.4.	Delivery and redelivery are subject to execution of acceptance certificate by Lessee with regards to galley and cabin equipment delivered and redelivered with the Aircraft.

5.5.

In case any special modifications are needed to be done on Aircraft, based on special FAA and/or EASA regulations, such will be installed and organized by Lessor on Lessee’s cost prior starting of operations in Base.

6.	PAYMENT OF RENT

6.1.	All details regarding rent payments are stipulated in Annex A to Agreement, which is an inherent and confidential part of Agreement.

7.	TAXATION

7.1.

Subject to Article 7.2, all payments to Lessor are clear of all taxes and duties, Taxes incurred by Lessee or Lessor in connection with the use and/or possession of Aircraft by Lessee shall be borne by Lessee, excluding any taxes based on the income of Lessor.

7.2.

All amounts payable by Lessee under this Agreement are exclusive of any sales tax, use tax, value added tax, turnover tax, goods and services tax or any similar imposition or levy (collectively, “Sales Taxes”). Similarly, all amounts payable by Lessor under this Agreement are exclusive of any Sales Taxes. If either Lessor or Lessee is required by law to collect Sales Taxes from the other in respect of the supply of any property or service pursuant to this Agreement, then Lessor or Lessee, as applicable, shall be entitled to collect such Sales Taxes from the other concurrently with the payment of the consideration upon which such Sales Taxes are calculated, or at any other time mutually agreed to by Lessor and Lessee. Where Lessor or Lessee collects such Sales Taxes from the other, Lessor or Lessee, as applicable, shall provide the other with the necessary documentation for any available tax credits, rebates or refunds to be claimed in respect of such Sales Taxes.

8.	DEPOSIT

8.1.	All details regarding Deposit are stipulated in Annex A to Agreement, which is an inherent and confidential part of Agreement.

9.	COMMERCIAL CONTROL

9.1.

Commercial control of the Aircraft during the Lease Term shall be vested in Lessee. Lessee shall, subject to operational and technical considerations, be entitled to cancel, delay or re-route a Flight for commercial reasons. For avoidance of doubt, Lessor’s crew is not obligated to operate Aircraft into airports where they deem facilities insufficient for proper servicing of the Aircraft, Lessor in this case being indemnified for loss of revenue.

9.2.

Notwithstanding the provisions of Article 9.1 or any other provision to the contrary, Lessee will not use the Aircraft in any manner contrary to any recommendation of the manufacturers of the Aircraft, any engine or any part or any recommendation or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable. Lessee will use the Aircraft solely in commercial or other operations for which Lessee is duly authorised by the Aviation Authority and the Applicable Law. Lessee will not: (i) use the Aircraft for the carriage of any item or substance whose possession or carriage is illegal under any Applicable Law; or (ii) (A) permit the Aircraft to proceed to, or remain at, any location in an Excluded Country without prior written approval of the Lessor, its insurer and Head Lessor, (B) use the Aircraft, or permit the Aircraft to be used, to engage in an Excluded Transaction or (C) use or permit the use of the Aircraft for or on behalf of any Excluded Person.

9.3.	All revenue derived from the operation of Flights (including but not limited to passenger, cargo, excess baggage, duty free sales etc.) is for the sole account of Lessee.

9.4.

Revenue and cost of in-flight sales is the responsibility of, and for the sole account of, Lessee, however any cabin crew that Lessor may be providing to Lessee shall benefit from any cabin crew incentive program that Lessee may be running on their in-flight shop equally to any cabin crew of Lessee, if applicable.

9.5.

Lessor, may swap Aircraft with a Replacement Aircraft, provided there is no disturbance or delay on Flights. Such swap cannot be cause for loss of Lessor’s revenue or reduction of Minimum Period Guarantee unless the delay in receipt of the Replacement Aircraft makes it commercially unreasonable for Lessee to meet the applicable Minimum Period Guarantee. It is Lessee’s obligation to validate with the Maltese CAA respective Replacement Aircraft from Lessor’s fleet to be able to operate for Lessee. It is Lessors obligation to assume all extra cost related to delivery, redelivery and operation of Replacement Aircraft.

10.	OPERATIONAL CONTROL

10.1.

Lessor is responsible for the operation of the Aircraft and the safe performance of Flights and shall retain full operational control and possession of the Aircraft to enable it to do so. In particular, the captain of the Aircraft shall for the purpose of a safe performance of Flights have absolute discretion in all matters concerning flight operation, preparation of the Aircraft for a Flight, the load carried and its distribution. Parties hereby agree that the Aircraft shall at all times during each Lease Term remain in the possession and under the operational control of Lessor and that Lessee shall have no rights in the Aircraft other than those expressly granted in this Agreement.

10.2.

The operation of the Aircraft shall be carried out in accordance with the standards and practices of Lessor as set out in Lessor’s flight operations manual, in accordance with the FAA and EASA rules and regulations.

10.3.

Lessor shall maintain all logs and records pertaining to the Aircraft in accordance with the rules and regulations of the Aviation Authority. Copies of the Aircraft Journey Log shall be made available to Lessee upon each return to Base by an Aircraft.

10.4.

Subject to Article 14, it shall be the responsibility of Lessor to prepare and file all documents and reports with any Government Entity whatsoever concerning the operation of Flights hereunder, except for obtaining traffic rights and flight permissions. These files and reports will be provided to Lessee upon request.

10.5.	Flights will be operated under Lessee’s designated flight numbers.

10.6.	Flights will be operated under Lessee’s call sign.

10.7.	Arrival/departure and related messages relating to Flights performed in accordance with the Agreement shall be sent to the appropriate departments of Lessor and Lessee.

10.8.

If during any Lease Term the necessity for Heavy Maintenance arises, Lessor shall provide a Replacement Aircraft at no extra cost to Lessee. If any ferry flights are required for the performance of any maintenance, the costs of such ferry flights are borne by Lessor. Lessor confirms no Heavy Maintenance tasks are planned, or will be planned, on any Aircraft during any Lease Term.

10.9.

Lessee will provide all necessary assistance to Lessor and will be responsible to obtain (to the extent it is legally permitted to do so) all necessary documents including but not limited to multiple entry visas, working visas, airside passes, certificates required in connection with the operation of Aircraft, all at Lessee’s costs. Lessor’s revenue will not be dependent on Lessee’s ability or inability to obtain traffic rights on routes they intend to operate, access passes to facilities permitting maintenance of the Aircraft and similar.

10.10.	All Traffic Documents related to the passengers, freight and mail will be passed on to Lessee and Lessee will be responsible for the traffic accounting of Flights.

10.11.	Lessor shall forward to Lessee on a daily basis such operational information as is reasonably requested by Lessee.

10.12.

Operation and maintenance surveillance of Aircraft during the entire and each Lease Term shall remain under the full authority of the Aviation Authority. Lessee shall enable Aviation Authority inspectors’ access to the Aircraft and to the Base in order to carry out operational and maintenance inspection. Reciprocally, Lessor shall allow Aviation Authority and Malta CAA inspectors to inspect the Aircraft and review its maintenance procedures. Parties are entitled to audit each other’s operation.

10.13.

Lessor is not liable for any violation of slots or for payment of any fines or penalties imposed by the relevant authorities for such violation of allocated slots due to commercial and planning reasons beyond Lessor’s control. Lessee fully indemnifies Lessor of any fines or penalties accrued so, unless any fines or penalties are a result of negligence or wilful misconduct by Lessor or the directors, officer, servants, agents, employees or sub-contractors of Lessor.

10.14.

Lessee guarantees that all Lessor’s applicable manuals (such as GOM, DIM etc.) received will be distributed to Lessee’s handlers and service providers. Lessor’s manuals shall not be disclosed to any other person during or after any Lease Term. Lessee guarantees that all copies of manuals shall be destroyed at the end of Lease Term Eight or in any case after termination of the ACMI Lease Agreement.

10.15.	Lessor has no right to subcontract the operation of Flights to third parties. Flights shall be operated within the authorization specified in Lessor’s AOC.

10.16.	Flights will be operated within the authorizations specified in the Lessor’s AOC in accordance with the rules and regulations of FAA, and the procedures of Lessor.

11.	FLIGHT CREW. MAINTENANCE PERSONNEL.

11.1.

During each Lease Term, Lessor shall provide and bear the cost of up to 5 sets of cockpit crew per Aircraft 1 and Aircraft 2, or per each Aircraft. Crews shall hold current type-rating from the Aviation Authority to operate the Aircraft. Lessor shall offer additional cockpit crew sets at cost as advised in Annex A. The final number of cockpit crew per Aircraft shall be determined prior to the commencement of each Lease Term and pricing adjusted as set out in Annex A.

11.2.

It is the intention of the Parties that Lessee supplies qualified cabin crew for training by Lessor to be able to operate on the Aircraft of Lessor. Alternatively, Parties might evaluate a possibility that Lessee may provide a crew trainer to be trained by Lessor in Malta and then such crew trainer would be responsible for providing training to the rest of Lessee’s cabin crew. Lessee agrees that all commercial responsibility (hiring, remuneration, payment of training) with regards to such cabin crew remain with Lessee, whereas operationally they account to Lessor and operate as per Lessor’s procedures. Lessee in event where cabin crew supplied by them operate on the Aircraft, are obliged to provide all past and all future planned rosters of the cabin crew. Lessor is accountable and has authority on operational legality of such cabin crew. All commercial details with regards to training of such cabin crew are laid out in Annex A.

11.3.

During each Lease Term, Lessor shall provide and bear the cost of sufficient number of certified maintenance staff required for the operation of the Aircraft at Base. Lessor has right to subcontract an external maintenance provider however Lessor shall always have as an option setting up their line maintenance station, with support of Lessee.

11.4.

If an external maintenance provider is contracted to maintain Aircraft, Lessor has the right to designate a maintenance coordinator to coordinate the maintenance services at the Base. In this case, all support which as per Agreement needs to be provided for Lessor’s maintenance staff, will be provided for the maintenance coordinator as reasonable.

11.5.

To facilitate the operation, Lessor has the right, to designate a maintenance coordinator to be based at the Base for each Lease Term. In this case, all support which as per the Agreement needs to be provided for Lessor’s crew will be provided for the maintenance coordinator as reasonable.

11.6.	Parties agree that the Aircraft will return to the Base, in principle all evenings to allow for a single base maintenance station.

12.	LESSOR’S RESPONSIBILITIES. UNSERVICEABILITY

Lessor during each Lease Term at its own cost (unless otherwise stated) shall:

12.1.	Ensure that each Aircraft:

a.	is serviceable and equipped for commercial airline operations;

b.	has a valid and current Certificate of Airworthiness and a valid Aircraft Operating Certificate;

c.	is delivered clean and defect free by international standards and ready for commercial services; and

d.	has onboard, prior to each Flight, the official documents for the operation of the Aircraft and the carriage of passengers, baggage, cargo and mail on Flights;

12.2.

Provide sets of cockpit crew as stated in Article 11 and aircraft maintenance engineers as well as ensure that Aircraft is maintained and operated in accordance with the requirements of the Aviation Authority in accordance with Lessor’s approved maintenance program;

12.3.

Will place at the Base sufficient, well trained maintenance personnel, as well as sufficient spare parts, tools and maintenance equipment, updated maintenance documentation as per standard industry practice.

12.4.	Procure and maintain insurance as set out in Article 19;

12.5.	Grant access on board the Aircraft to Lessee’s personnel and Maltese CAA inspectors whilst performing their official duties;

12.6.	Be responsible for all scheduled and unscheduled maintenance including pre-flight and technical transit checks and maintenance related procedures;

12.7.

Rent to Lessee two sets of Atlas galley equipment per aircraft or any other amount as agreed between parties, the cost of which will be included in the Rent. Lessee then is liable for return of the equipment in the state it was received, subject to normal wear and tear, failing to do so incurring penalty of USD 125 for lost or damaged container, USD550 for lost or damaged full-size trolley, USD450 for lost or damaged half size trolley. Signature of acceptance certificate is necessary when accepting catering equipment.

12.8.	Be responsible for flight plans, load sheets and technical sign offs.

12.9.

If the expected unavailability of an Aircraft for a planned Flight of Lessee is more than 2,5 hours after its original scheduled departure time, as determined by Lessor’s AOG status message, then Lessee has the right to cancel the affected Flight, and its return sector, from Lessor’s Flight program and deduct the cancelled Block Hours from the Minimum Period Guarantee of the applicable Lease Term. Should Lessor not operate a Flight in accordance with the agreed Flight Program due to unscheduled maintenance, unserviceability, crew shortage for planned flights or for any other reason within the responsibility of Lessor, then in any event the Lessee will be refunded for Block Hours not flown and the Minimum Period Guarantee of the applicable Lease Term will be reduced accordingly. Such credit will be reconciled at the end of each Lease Term.

12.10.

For the avoidance of doubt, as per Annex B, subclause s) ix, organization and expenses of any customs-related activities is Lessor’s responsibility, and non-performance thereof cannot be the reason for Lessor’s loss of revenue or Minimum Period Guarantee reduction. Any custom related activity in relation to maintenance of Aircraft falls under Lessor’s responsibility.

12.11.

In case the Aircraft is unserviceable for longer than 2,5 hours hours, and Lessor has not supplied a Replacement Aircraft, then Lessee has the right to operate the Flight(s) on its own accord or lease a third-party aircraft, in which case Lessor will compensate for difference in wet lease rates and difference in direct operating cost for initially scheduled and planned flights. Lessee’s and Lessor’s wet lease rates are considered similar. For avoidance of doubt, such rate difference shall not be higher than USD 2000 per Block Hour. In any case, Lessor agrees to advise to Lessee earliest possible the most precise back in service time.

12.12.

Lessor shall ensure that all services and carriage hereunder shall be in accordance with the regulations of FAA, the International Civil Aviation Organization (ICAO) and all other applicable international and government regulations.

13.	LESSEE’S RESPONSIBILITIES

Lessee during each Lease Term at its own cost (unless otherwise stated) shall:

13.1.	Be responsible and provide for support during each Lease Term to Lessor stipulated in Annex A and Annex B as well as wherever reference to such support is made;

13.2.	Provide all support from Lessee to Lessor as of arrival of preparation team, up and until the Redelivery Date.;

13.3.	Ensure and grant the right to Lessor to perform audits and inspections of Lessee and Lessee’s contractors;

13.4.	Provide to Lessor at the end of each Lease Term a proof of overflight payment execution for all Flights flown on Lessors Aircraft;

13.5.

Should Lessee be unable to provide any of aforementioned support, then Lessor will fully recharge all cost accrued to Lessee and the latter will pay that within three days from invoice date, provided relevant supporting documentation is provided by Lessor;

13.6.	Pay on time in accordance with payment schedule herein.

13.7.

Provide all and any customer welfare, reprotection, support and compensation, and fully indemnify Lessor against any such claims including any compensations and/or assistance to passengers under Regulation (EC) No 261/2004 of the European Parliament and of the Council of 11 February 2004 establishing common rules on compensation and assistance to passengers in the event of denied boarding and of cancellation or long delay of flights, and repealing Regulation (EEC) No 295/91 (hereinafter - “Regulation (EC) No 261/2004”); Montreal convention or Warsaw convention;. unless in case the cause for such welfare, reprotection, support and compensation are due to gross negligence or the wilful misconduct on behalf of the Lessor.

13.8.

Provided that it does not interfere with Lessee’s quiet use, possession and enjoyment of the Aircraft in accordance with the terms of this Agreement, grant full right to inspect, audit and oversight to Lessor.

13.9.	Lease Aircraft after signature of Agreement, unless Lessor fails to meet conditions precedent.

13.10.	Not to transport deportees or ACC3 status cargo or mail without Lessor prior written consent.

14.	TRAFFIC DOCUMENTS AND SCHEDULE CHANGES

14.1.	The Flight Schedule shall be agreed between parties no later than 90 days prior to the commencement of each Lease Term.

14.2.

Parties agree that changes to a Flight that will be binding on Lessor can be sent to Lessor no later than 48 hours prior to Flight, however Lessor shall use reasonable endeavours to facilitate any Flight Schedule changes subject to crew duty limitations and already scheduled maintenance tasks. Same applies to Lessor advising of need for slots for scheduled maintenance, subject to Aircraft not pre-booked for executing some Flights. Change of destination is not subject to this advance notice.

14.3.	Lessee’s conditions of carriage issued to passengers by Lessee regulate carriage of passengers.

14.4.

Lessee is fully responsible for checking passengers for all travel documents as well as for accomplishing immigration and customs clearance of passengers, baggage, cargo and mail. Lessee shall be liable for all penalties levied as a result of illegal transportation of Lessee’s employees and passengers and their property on the Aircraft.

14.5.

Lessee confirms awareness that Lessor will only provide navigation data base for destinations of the Flight Schedule or indicated prior to commencement of each Lease Term. Any off-cycle navigation data base update shall be on Lessee’s cost at USD5,500 per off-cycle update.

15.	EVENTS OF DEFAULT

15.1.	Each of the following events shall be a Lessee Event of Default:

a.

If Lessee fails to pay when due, any amount due and payable by it hereunder and in respect of Rent and pay and if such failure remains unremedied for a period of two (2) days after receipt of written notice from Lessor, and in respect of any other amount payable hereunder if such failure remains unremedied for a period of three (3) days after receipt of written notice from Lessor; or

b.

If Lessee shall at any time fail to observe or perform any of its other obligations in accordance with Agreement and such failure, if capable of remedy, is not remedied within three (3) days of receipt by Lessee of notice from Lessor requiring remedial action; or

c.	If insurance agreed in Agreement is invalidated for any reason attributable to Lessee; or

d.	If any representation or warranty of Lessee of Agreement shall be untrue, inaccurate or misleading in any material respect when made; or

e.

If a supervisor, receiver, administrator, or other encumbrancer takes possession of or is appointed over, or any distress, execution or other process being levied or enforced (and not being discharged within thirty (30) days) upon all or substantially all of the assets of Lessee and in each case, is such as materially adversely affect the ability of Lessee to perform its obligations hereunder; or

f.	If Lessee fails to take Aircraft on lease once all conditions precedent have been satisfied or waived on the dates agreed in this Agreement.

g.	If Smartlynx Event of Default has occurred under Lease 2.

15.2.

The occurrence of a Lessee Event of Default as specified in Article 15.1 permits Lessor to either immediately temporarily halt operation of Aircraft or with two (2) days advance written notice to Lessee terminate this Agreement with immediate effect, in which case Article 4.4 shall apply.

15.3.	Each of the following events shall be a Lessor Event of Default:

a.

If the Lessor shall at any time fail to observe or perform any of its obligations in accordance with the Agreement and such failure, if capable of remedy, is not remedied within three (3) days of receipt by Lessor of notice from Lessee requiring remedial action; or

b.

If a supervisor, receiver, administrator, or other encumbrancer takes possession of or is appointed over, or any distress, execution or other process being levied or enforced (and not being discharged within thirty (30) days) upon the whole or any substantial part of the assets of Lessor and in each case, is such as shall materially adversely affect the ability of Lessor to perform its obligations hereunder; or

c.	If insurance agreed in Agreement is invalidated for any reason attributable to Lessor; or

d.

If any representation or warranty of Lessor contained in Agreement or in any document or certificate furnished by Lessor to Lessee in connection with Agreement shall be untrue, inaccurate or misleading in any material respect when made; or

e.	If Lessor shall fail to deliver the Aircraft or Replacement Aircraft (other than for reasons of Force Majeure or Total Loss) on any Delivery Date;

f.	If Lessor ceases to be a commercial air carrier hence failing to perform the services; or

g.	If Lessor exercises its termination rights as set out in the Subscription Receipt Indenture.

15.4.

The occurrence of a Lessor Event of Default as specified in Article 15.3 permits Lessee by two (2) days advance written notice to Lessor terminate this Agreement with immediate effect. Notwithstanding, such termination does not acquit Lessee from fulfilling all accrued liabilities up to the effective date of termination.

16.	FORCE MAJEURE

16.1.

Lessor or Lessee shall not be liable for any failure or delay in the performance of any obligations in accordance with this Agreement due to a Force Majeure at the Base of Lessee or any destination operated by Lessee.

16.2.

In the event of a Force Majeure situation continuing for a period of seven (7) days or longer (during which time the Parties shall use their best efforts to alleviate the effects of the Force Majeure situation), either Party will be free immediately to terminate the Agreement by notice in writing to the other, provided always that any such termination shall be without prejudice to any obligations accrued at the date of termination and to any continuing obligations in accordance with Agreement. During Force Majeure, Minimum Period Guarantee of respective Lease Term shall be reduced accordingly.

16.3.

At the time of concluding this Agreement, the Parties are fully aware of the situation related to the spread of the COVID-19 virus and the measures taken to limit it, including orders and acts issued by their governments. Parties confirm that their commitments included in this Agreement are made fully considering the situation related to the spread of the COVID-19 virus, which has already occurred and is existing at the time of concluding this Agreement. The Party whose obligation is not possible due to force majeure circumstances related to this situation shall submit to the other Party a statement from the competent authority regarding the occurrence of such circumstances and the direct impact on the fulfillment of the obligations of the Agreement.

17.	DAMAGE, DESTRUCTION OF AIRCRAFT. EMERGENCY RESPONSE (ERP)

17.1.	Throughout the Lease Term, risk of loss or damage to Aircraft shall be the sole risk of Lessor.

17.2.

In the event that Aircraft shall have suffered a Total Loss during any Lease Term, then the leasing of the Aircraft suffering Total Loss in accordance with the Agreement shall be cancelled and terminated as of the date and Lessor shall return the Deposit as well as all prepayments for paid but unflown flights to Lessee.

17.3.	The Parties shall exchange emergency response programs (ERP) prior to the commencement of each Lease Term.

17.4.

In an emergency situation the ERP of Lessee as approved by Lessor, will serve as guideline for action and communication regarding passenger welfare. Similarly, Lessor’s ERP will serve as guideline for action and communication regarding crew welfare, and Aircraft recovery.

17.5.

Lessee commits to inform all of its relevant suppliers (ground handlers and similar) that some of Lessee’s flights will be operated using the Aircraft. All contacts in clause 17.8. below will be provided to Lessee’s suppliers.

17.6.	If Lessee is advised by one of its suppliers that an emergency situation has occurred, Lessee shall immediately informs Lessor at the contacts set forth in clause 17.8.

17.7.	Parties indicate following ERP contact for Lessee: occ@smartlynx.aero and erc@smartlynx.aero

17.8.	Parties indicate following ERP contact for Lessor: 4th Floor, 4200 NW 36th Street, Miami, Fl 33166.

17.9.

Should Lessor, acting reasonably, deem Lessee’s ERP insufficient, then Lessor shall advise Lessee, setting forth the deficiencies in Lessee’s ERP. Until Lessee rectifies such deficiencies, Lessor’s procedures will serve as guideline for action and communication regarding passenger welfare, all cost borne by Lessee.

17.10.

Parties agree to coordinate the release of any information to the media. Lessee agrees not to release any information regarding an emergency situation to the media prior receipt of official information from Lessor, provided that Lessee shall be permitted to make such disclosures as are required by law, regulation or stock exchange rule. Information is considered official if sent from following email addresses: ryan.goepel@globalairlinesgroup.com or other as may be suggested from time to time.

18.	LIABILITY AND INDEMNITY

18.1.

Lessor shall indemnify, defend and hold harmless Lessee from and against all costs, claims, demands, suits, judgments and causes of action of or brought by any third party (other than intentional harmful actions of passengers or owners of cargo carried on Aircraft) on account of injury or death or for loss of or damage to property (including Aircraft itself) arising out of the operation and/or maintenance of Aircraft, other than as may arise out of the gross negligence or willful misconduct of Lessee, its directors, officers, servants, employees and agents

18.2.

Lessee shall indemnify, defend and hold harmless Lessor, Head Lessor from and against all costs, claims, demands and causes of action brought by any passengers or owners of cargo carried on Aircraft on account of injury or death or for loss of or damage to property (other than Aircraft itself) arising out of the operation and/or maintenance of Aircraft, other than as may arise out of the gross negligence or wilful misconduct of Lessor, its directors, officers, servants, employees and agents.

18.3.

Each Party shall assume responsibility for death of or injury to or sickness or loss or damage to property of its own employees (including employees provided by one Party to the other in accordance with Agreement) and shall indemnify, defend and hold harmless the other in respect thereof, unless caused by the gross negligence or willful misconduct of the other Party.

18.4.

Lessee shall, subject to the Warsaw Convention, Montreal Convention, Regulation (EC) No 261/2004 or any other regulation, as applicable, and subject to the terms of Agreement be liable for any delay, injury or death suffered, incurred or in respect of any passenger or any other person carried or to be carried on Aircraft or any loss, damage, destruction or delay of or to any cargo, baggage, personal effects or mail carried or to be carried by Aircraft and caused by an occurrence arising out of or incidental to the possession, use, maintenance or operation of Aircraft in accordance with Agreement and Lessee shall indemnify and hold Lessor, Head Lessor, Owner and Indemnities harmless in respect of all liability, costs, claims, demands, suits, judgments or actions including all costs and expenses of any defense unless caused by willful misconduct or gross negligence of Lessor.

18.5.

Lessor shall be liable for any loss or damage to property or any injury or death of any person not carried by Aircraft caused by an occurrence arising out of or incidental to the possession, use, maintenance or operation of Aircraft in accordance with Agreement and Lessor shall indemnify and hold Lessee harmless accordingly in respect of all liability, costs, claims, demands, suits, judgments or actions including all costs and expenses of any defense except when such loss or damage is caused by the willful misconduct or gross negligence of Lessee.

18.6.

Lessee shall indemnify and hold Lessor harmless in respect of all liabilities, costs, claims, demands, suits, judgments and causes of actions of or brought by a third party, including costs and expenses of any defense, arising from Lessee’s failure to comply with its obligations under Article 13 hereof, and Lessor shall indemnify and hold Lessee harmless in respect of all liabilities, costs, claims, demands, suits, judgments and actions including costs and expenses of any defense, arising from Lessor’s failure to comply with its obligations under Article 12 hereof.

18.7.

Each Party shall pay to the other Party on demand all expenses (including legal, survey and other costs) payable or incurred by the other Party in contemplation of, or otherwise in connection with, the enforcement of or preservation of any rights in accordance with Agreement or otherwise in respect of moneys owing in accordance with Agreement or in respect of any breach of any representation, warranty, covenant or undertaking herein contained or in respect of the repossession of Aircraft.

18.8.	The indemnities contained in Agreement shall continue in full force and effect notwithstanding the expiration or other termination of Agreement.

19.	INSURANCE

19.1.

Lessor at its own cost and expense shall maintain in full force and effect during Lease Term Aircraft Hull and Third party Legal Liability insurance (including, to the fullest extent available, war and allied perils coverage for those perils excluded by War, Hijacking and Other Perils Exclusion Clause AVN48B or any modification or substitution thereof for the time being in force) for a Combined Single Limit of not less than USD 750,000,000 (Seven Hundred Fifty Million United States Dollars) each occurrence, unlimited in all but in the aggregate in respect of war and allied perils coverage. The Hull Insurance shall contain a waiver of rights of subrogation against the Lessee, provided that such waiver of rights of subrogation will not apply to any damage to the Aircraft caused by the gross negligence or willful misconduct of any Lessee.

19.2.

The insurance maintained by Lessor shall include Lessee, its directors, officers, servants, employees and agents as additional insureds (except in respect of claims caused by the gross negligence or willful misconduct of any of Lessee, its directors, officers, servants, employees and agents).

19.3.

In case Lessee shall require flights to Excluded Countries and Lessor, its insurer and Head Lessor have provided their written consent to operate such flights with Aircraft, Lessor shall maintain and Lessee will provide payment for, within five (5) days from invoice date, Hull All Risks and Hull War and Allied Perils insurance for Aircraft providing a waiver of subrogation against Lessee, its directors, officers, servants, employees or agents (except in respect of claims caused by the gross negligence or willful misconduct of any of Lessee, its directors, officers, servants, employees and agents).

19.4.

Lessee at its own cost and expense shall maintain in full force and effect during Lease Term passenger (including passengers baggage and personal effects, war risk supplement per person), cargo and mail legal liability insurance for a combined single limit of not less than USD 750,000,000 (Seven Hundred Fifty Million United States Dollars) each occurrence, unlimited in all (including to the fullest extent available war and allied perils coverage for those perils excluded by War, Hijacking and Other Perils Exclusion Clause AVN48B or any modification or substitution thereof for the time being in force).

19.5.	The insurance maintained by Lessee shall include Lessor and Head Lessor and their directors, officers, servants, agents and employees as additional insureds.

19.6.	Certificates of Insurance, evidencing the principal details of the insurance arranged in respect of Agreement shall be provided by each Party to the other.

19.7.

Lessee shall bear any additional insurance premiums for hull war risks or third-party liability if the premiums are increased solely as a result from the operation of Aircraft in certain high-risk areas (as per latest excluded area clause) at the request of Lessee. Operation of such flights shall be subject to prepayment of relevant premiums. Lessor shall inform Lessee of any intended increase in premium and, if requested by Lessee, shall cooperate with Lessee to reduce or eliminate such premiums.

19.8.

The insurance maintained by Lessor may only be cancelled or materially altered in a manner adverse to the Lessee by Lessor giving not less than thirty (30) days’ (seven (7) days’ or such lesser period as may be customarily available in respect of War and Allied Perils) written notice to Lessee.

20.	REPRESENTATIONS AND WARRANTIES

20.1.	Lessee hereby represents and warrants to Lessor that the following statements are, at the date hereof, true and accurate:

a.

Lessee is duly incorporated under laws of Malta and has the power to conduct its as presently conducted, to own or hold under charter or lease its assets, to enter into and perform its obligations under this: and

b.

The documents which contain or establish Lessee’s constitution incorporate provision which authorize, and all necessary corporate action has been taken to authorize Lessee to sign and deliver and perform the transaction contemplated by Agreement; and

c.

The execution and delivery of, the performance of its obligations under, and compliance by Lessee with the provisions of the Lease will not (i) contravene any existing applicable law of its state of registration (or any other laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessee is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of its constitutional and/or organizational documents, or (iv) result in the creation or imposition of, or oblige it to create, any Lien over its undertaking or any of its assets, rights or revenues; and

d.

Lessee is not in default under any material agreement to which it is a party or by which it may be bound and no litigation, arbitration or administrative proceeding is taking place or, to the best of its knowledge, pending or threatened against Lessee which could have a material adverse effect on its ability to perform its obligations under the Lease; and

e.	The choice by Lessee of the Laws of England and Wales to govern the Lease and the submission by Lessee to the jurisdiction of the courts in England is valid and binding on Lessee; and

f.

In any proceedings taken in any jurisdiction in relation to any of the Lease, Lessee will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process; and

g.

Lessee has fully disclosed to Lessor all facts which in Lessee’s reasonable belief are material for disclosure to Lessor in the context of this Lease and thereby, Lessee knows of no material facts that would render any information previously furnished by or on behalf of Lessee to be inaccurate or misleading and all information provided by Lessee is not misleading or inaccurate; and

h.	No Event of Default has occurred and is continuing: and

i.	Lessee is solvent and able to pay its debts as the same fall due and the transactions contemplated by the Lease are of commercial benefit to it and in its commercial interests; and

j.

Lessee is not, and is not affiliated with a sanctioned person, nor does it have funds that are transferred from or through, nor does it have operations in any sanctioned country (any state, country or jurisdiction to which the use of Aircraft is not permitted under any sanctions, orders or legislation from time to time promulgated by any of: the United Nations, the European Union, the U.S. (including OFAC); any country which is prohibited under Lessor’s insurance coverage from time to time in effect, or any Governmental Authority of Latvia or any country having jurisdiction over Owner, Lessor or Head Lessor, the effect of which prohibits or restricts the location and/or consigning for use of the Aircraft in such state, country or jurisdiction); and

k.

Lessee is subject to private commercial Law and suit under the Laws of all relevant jurisdictions, and Lessee is not entitled to sovereign immunity under any such Laws and the entry into and performance by Lessee of the Lease constitutes private and commercial act; neither Lessee nor its assets have the right of immunity from suit, attachment or execution on the grounds of sovereignty within any jurisdiction. Lessee covenants with Lessor that to the extent Lessee hereafter may acquire any such right of sovereign immunity, Lessee hereby irrevocably waives such rights in respect of its obligations hereunder; and

I.	This Agreement constitutes legal, valid and binding obligations of Lessee which are enforceable in accordance with the provisions hereof.

20.2.	Lessor hereby represents and warrants to Lessee that the following statements are, at the date hereof, true and accurate:

a.

Lessor is duly incorporated under the laws of United States of America and has the power to conduct its activities as presently conducted, to own or lease its assets, to enter into and perform its obligations in accordance with Agreement; and

b.

The documents which contain or establish Lessor’s constitution incorporate provision which authorize, and all necessary corporate action has been taken to authorize Lessor to sign and deliver and perform the transaction contemplated by Agreement; and

c.	The Agreement constitutes legal, valid and binding obligations of Lessor which are enforceable in accordance with the provisions hereof; and

d.

The execution and delivery of, the performance of its obligations under, and compliance by Lessor with the provisions of the Lease will not (i) contravene any existing applicable Law of its state of organization (or any other laws applicable therein), (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which Lessor is a party or is subject or by which it or any of its property is bound, or (iii) contravene or conflict with any provision of its constitutional and/or organizational documents; and

e.	On and as of Delivery, Lessor shall have the right to lease the Aircraft to Lessee; and

f.	As long as no event of default of Lessee has occurred and is continuing Lessor shall ensure and guarantee that the Head Lessor shall ensure the quiet enjoyment of Aircraft by Lessee.

21.	COVENANTS

21.1.	Lessee hereby covenants with Lessor that during the Lease Term until Lessee’s obligations hereunder have been fully discharged it will:

a.	subject to division of responsibilities between Lessor and Lessee of Articles 9 and 10

(i)

not cause Aircraft to proceed to, or remain at, any location which is subject to a prohibition order (or similar order or directive) or, as the case may be, a contractual restriction, limitation issued by the insurers of Aircraft (under all policies mentioned herein), Aircraft manufacturer, Head Lessor and any applicable Government Entity; and

(ii)	comply with all laws and regulations in Malta and in any country to, from in or over which Aircraft is flown

b.

notify Lessor immediately of any occurrence which would adversely affect Lessee’s ability to perform any of its obligations in accordance with Agreement and evidence effort to overcome effects of such occurrence;

c.

obtain and maintain all necessary certificates, consents, licenses, permits and authorizations of Government Entities and other relevant bodies and take all action which may be necessary for the continued due performance of Lessee’s obligations of Agreement and for the use and operation of Aircraft;

d.	pay promptly when due all navigation and en-route charges and all other charges payable by Lessee for the use of or services provided at any airport in respect of the Aircraft.

21.2.	Lessor hereby covenants with Lessee that during the Lease Term until Lessor’s obligations hereunder have been fully discharged it will:

a.

not cause Aircraft to proceed to, or remain at, any location which is subject to a prohibition order (or similar order or directive) or, as the case may be, a contractual restriction, limitation issued by the insurers of Aircraft (under all policies mentioned herein), Aircraft manufacturer, Head Lessor and any applicable Government Entity; and

b.	comply with all laws and regulations in force in United States of America and in any country to, from in or over which Aircraft is flown.

c.

notify Lessee immediately of any occurrence which would adversely affect Lessor’s ability to perform any of its obligations in accordance with Agreement and evidence effort to overcome effects of such occurrence;

d.

obtain and maintain all necessary certificates, consents, licenses, permits and authorizations of Government Entities and other relevant bodies and take all action which may be necessary for the continued due performance of Lessor’s obligations in accordance with Agreement and for the use and operation of Aircraft;

e.	promptly provide copies of all reports or documents relating to Aircraft or its operation to Lessee.

22.	APPLICABLE LAW

22.1.

Agreement shall be governed by and be construed in accordance with the laws of England and Wales. Parties agree that courts of England have jurisdiction to settle any disputes that may arise in connection with the Agreement and irrevocably submit to the jurisdiction of the courts of England in respect of such disputes.

22.2.

If any dispute or claim should arise between Parties relating to the Agreement or to any rights or obligations conferred or provided for herein, Parties agree to each use all reasonable efforts to amicably resolve such dispute or claim.

22.3.

Except as expressly provided herein, the remedies of Parties hereunder shall be limited to remedies for breach of contract only, and, notwithstanding anything to the contrary contained in this Agreement, neither Party shall be entitled to pursue or seek punitive or consequential damages for any alleged breach relating to or arising in accordance with Agreement.

23.	NOTICES

23.1.

All notices, requests, demands and other communications required or permitted by the terms of Agreement to be given or made to either Party shall (unless otherwise specified) be in writing in English and shall be given by any one of the following means: personal delivery, airmail, fax or e-mail to the addresses and numbers given below or at such other address or number the recipient may have notified to the other Party in writing, and shall be deemed duly served upon receipt.

a.	Lessors’ address:

Global Crossing Airlines, Inc, an air carrier established under the laws of United States of America, at 4th Floor,

4200 NW 36th Street, Miami, Fl 33166,

Phone: NUMBER: 305.869.4780

Email: ryan.goepel@globalairlinesgroup.com

b.	Lessee’s address:

SMARTLYNX AIRLINES MALTA, an air carrier established under the laws of Malta, at Nu Bis Centre, Trig Il-Mosta, hal Lija, LJA 9012, Malta ,

Phone: +3717207392                    Fax +3717207392

Email: aleksandrs.gusevs@smartlynx.aero

23.2.	All notices shall be in writing, in English and shall be deemed received:

a.	in the case of a notice delivered personally, at the time of delivery;

b.	in the case of a notice by facsimile on confirmation of receipt; and

c.	in the case of e-mail, the day on which it has been sent to any of email addresses above

24.	CONFIDENTIALITY AND DATA PROTECTION

24.1.

Each Party (which for this purpose will include each Party’s employees, agents, representatives and advisors) undertakes that it shall not at any time during the Lease Term and for a period of five (5) years after termination of this Agreement, disclose to any person any confidential information concerning the other Party’s business, affairs, customers, clients or suppliers or this Agreement (including but not limited to any reports, data or information furnished under this Agreement), except as permitted by Article 24.2.

24.2.

Each Party may disclose the other Party’s confidential information: (a) to its employees, agents, representatives and advisers who need to know such information for the purposes of exercising the Party’s rights or carrying out its obligations under or in connection with this Agreement. Each Party shall ensure that its employees, agents, representatives or advisers to whom it discloses the other Party’s confidential information comply with Articles 24.1 to 24.3; and (b) as may be required by law, a court of competent jurisdiction or any regulatory or statutory authority.

24.3.	Neither Party shall use the other Party’s confidential information for any purpose other than to exercise its rights and perform its obligations under or in connection with this Agreement.

24.4.

The provisions of Articles 24.1 to 24.3 shall not apply to any confidential information that: (a) is or becomes generally available to the public (other than as a result of its disclosure by the receiving Party (including its agents, employees or representatives) in breach of this clause); (b) was available to the receiving Party on a non-confidential basis before disclosure by the disclosing Party; or (c) was, is or becomes available to the receiving Party on a nonconfidential basis from a person who, to the receiving Party’s knowledge, is not bound by a confidentiality-agreement with the disclosing Party or otherwise prohibited from disclosing the information to the receiving Party.

24.5.

Neither Party will acquire any right in the other’s data and/or information. The receiving Party will take all necessary steps to ensure that it will not use nor reproduce any data, information or know-how of the disclosing Party which comes into its possession or control, except as required by this Agreement.

24.6.

Each Party shall take all necessary steps to ensure that data and information belonging to the other Party which comes into its possession or control in the course of this Agreement is protected and shall not: (a) use the data or information nor reproduce the data or information in whole or in part in any form except as may be required by this Agreement; (b) disclose the data or information to any third party or persons not authorized by the disclosing Party to receive it, except with the prior written consent of the disclosing Party; or (c) alter, delete, add to or otherwise interfere with the data or information (save where expressly required to do so by the terms of this Agreement and only with the prior consent of the disclosing Party).

24.7.

Each Party shall ensure that if it becomes aware of any data security breach it shall immediately take all steps necessary to prevent further breach, and it shall immediately report any such breach of this Article 24 to the other Party.

24.8.

To the extent that any data or information belonging to a disclosing Party that may be processed or accessed by the other Party is personal data within the meaning of any applicable data privacy or personal data legislation, the Parties will comply with all applicable rules and regulations.

24.9.

Each Party will indemnify and hold the other Party harmless (and keep it indemnified and held harmless notwithstanding termination of this Agreement) against all costs, claims, demands, suits, judgments and causes of action of or brought by any third party directly as a result of any breach by the indemnifying Party of any of the provisions of this Article 24.

24.10.	This Article 24 shall survive the termination or expiry of this Agreement.

25.	MISCELLANEOUS

25.1.	Nothing in the Agreement is intended to create any form of partnership or joint venture between Parties.

25.2.	Neither Party may assign or otherwise transfer any of its rights and/or obligations in accordance with Agreement without the prior written consent of the other Party.

25.3.	The terms and conditions of Agreement shall not be varied otherwise than in writing and executed by Parties.

25.4.

The failure of any Party in any one or more instances to insist upon observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to such Party, shall not be construed as a waiver of any future breach of any covenants or conditions or of the right to enforce the same or to exercise such privilege, option or remedy.

25.5.

If any term or condition of Agreement shall to any extent be invalid or unenforceable, the remainder of Agreement shall not be affected thereby and each other term and condition shall be valid and enforceable to the fullest extent permitted by law.

25.6.

Parties shall keep the terms and conditions of Agreement confidential. The parties shall consult with each other with respect to any proposed redactions to this Agreement in compliance with applicable laws before it is filed publicly.

25.7.	The rights and remedies conferred on Parties by Agreement are cumulative and are not exclusive of any rights and remedies provided by law.

25.8.

Lessee shall not (except with the prior written consent of Lessor) directly or indirectly solicit or entice away (or attempt to solicit or entice away) from the employment or engagement of Lessor any person (employee, worker or independent contractor) employed or engaged by Lessor at any time during the term and for a further period of 12 months after the termination of this Agreement. If Lessee commits any breach of this clause, Lessee shall, on demand, pay to Lessor a sum equal to USD150 000 plus the recruitment costs incurred by Lessor in replacing such person.

25.9.	This Agreement may be executed in any number of copies. A signed and scanned signature on any copy shall be deemed an original for all purposes.

25.10.

This Agreement is valid for acceptance until 1 st of June, 2020. Should due to any reason Agreement not be signed by Lessee by this date, Lessor has right to release Aircraft in the market or reoffer it to Lessee at different commercial conditions.

25.11.	Parties shall each bear their own legal costs arising out of documenting this transaction.

IN WITNESS WHEREOF Parties have caused Agreement to be executed the date first above written.

Made in Miami and Made in Malta

For and on behalf of	For and on behalf of

Global Crossing Airlines, Inc. – LESSOR	SMARTLYNX AIRLINES MALTA – LESSEE

/s/ Ryan Goepel	/s/ Aleksandrs Gusevs
Ryan Goepel	Aleksandrs Gusevs
EVP and CFO	BOARD MEMBER

Annex A

Rates, Payments and Additional Support

1.	RENT

1.1.	Lessee shall pay Lessor Lease Rate of Two Thousand Five Hundred USD (USD 2500) per Block Hour for all Block Hours in accordance with Minimum Period Guarantee.

The Block Hour rates set forth in this Article 1.1 shall be increased for inflation on 1 May of each calendar year (commencing 1 May 2022) by a percentage amount equal to three percent (3%).

1.2.

Rent is inclusive of cockpit crew and per diems at Fifty USD (USD 50) per person per day, exclusive of accommodation at Base as well as exclusive of any air or ground crew positioning costs to and from Base, if direct related to the flight program of Lessee.

1.3.	Lessee shall prepay Lessor Rent for all Additional Block Hours over and above the Minimum Period Guarantee of respective Lease Term according to rates of Annex A, Article 1.1.

For avoidance of doubt, Lessor is not obliged to operate hours in excess of Minimum Period Guarantee, but shall not unreasonably refuse any such requests from the Lessee.

1.4.	All payments shall be made without deduction or withholding and in immediately available funds. All payments are considered executed when received in Lessor’s bank account.

1.5.

Lessor shall report to Lessee the number of actual Block Hours flown based on Aircraft Journey Log report within 24 hours after each given Flight. Journey Log serves as reference for accounting Block Hours. Block Hours are measured to two decimal places.

1.6.

Block Hours associated with delivery and redelivery of each Aircraft shall not be counted towards Minimum Period Guarantee of respective Lease Term and shall be paid as per clause 5.1 of ACMI Agreement.

1.7.

After completion of redelivery flight, fuel reconciliation shall be performed compared to position prior to delivery flight. Fuel reconciliation shall be performed after each time Aircraft has left Base in accordance with Article 9.5 of Agreement. Rent of extra cabin crew or flight crew is reconciled at the end of the Lease Term but prepaid as per approximate amounts prior to being used.

1.8.

Lessor is obliged to provide cabin crew trainers to train Lessee’s cabin crews in accordance with procedures of Lessor so as to permit them operate on the Aircraft independently. In the alternative, parties might evaluate an option that Lessee may provide a crew trainer to be trained by Lessor and then the crew trainer shall be responsible for providing training to the rest of Lessee’s cabin crew. Trainer services fee is in amount of $200USD per person per day and all expenses, including travel, hotel accommodation of trainer, facility rental, and materials printing are Lessee’s cost.

1.9.

Lessor may provide services of their cabin crew, at extra cost of $75USD per person per Block Hour operated and all other support on Lessee expense prepaid. It is Lessee’s decision to request or not cabin crew members to operate the flights.

1.10.

Lessee acknowledges that the Lessor may conduct periodic evaluations of the cabin crew as required by the Aviation Authority, by way of observation on certain flights. Lessee is liable for paying fee, under Annex A Article 1.9 as well as all travels and hotel accommodation for such observers. Such observation flights shall be coordinated between parties and shall not exceed 5% of all flights.

1.11.

Should flights operate in a W-pattern occur, or flight operations to down route stations not supported by approved and qualified MRO providers, then a flying spanner shall be required on such flights, and Lessor may provide such at extra costs of Sixty Five USD (USD 65) per person per Block Hour, plus per diem of Seventy USD (70USD) and all other support, on Lessee cost.

1.12.

The rate is based on average hour cycle ratio for Lease Term of 3:1 and if any calendar month during Lease Term the ratio will be lower than 10% from above, that is, below 2.7:1, Lessee will compensate this by paying a surcharge on all hours flown during that calendar month by a percent increase in Lease Rate that corresponds to decimal insufficiency towards cycle ratio above.

1.13.

Whenever Lessor’s cabin crew is operating for Lessee, they are entitled to same onboard sales bonus as Lessee’s own cabin crew operating on Flights, if any. Details of such are further agreed between Parties.

2.	PAYMENT

2.1.

Following Rent payment schedules for Lease Term One, Lease Term Two, Lease Term Three, Lease Term Four, Lease Term Five, Lease Term Six, Lease Term Seven and Lease Term Eight will apply, in any Lease Term payment dates being 1st date of month for 16th to last date of that month, and 15th date of month for the 1st to 15th date of the following month, any date being weekend or national holiday payment will be made on previous workday.

All payments to be made in accordance with Agreement by Lessee to Lessor shall be made directly into Lessor’s account, such account to be advised by Lessor in writing.

Rent payments and all other sums payable shall be in USD and shall be free of banking charges and fees shall be deemed to have been made on the date on which they are received in Lessor’s bank account.

2.2.	Any set off or deduction is subject to written consent of Lessor.

2.3.	All incoming payments from Lessee to Lessor will first be applied to least recent invoices unpaid.

2.4.	An interest rate of 3% per annum shall be applied on all outstanding payments, as of date when payment should have been latest received to date when they were actually received.

2.5.

All payments are considered executed when received in Lessor’s bank accounts. Non-operation of Flights due to Lessee’s non-fulfilment of payment obligations does not release them from accruing obligations.

2.6.	Block Hours over Minimum Period Guarantee are prepaid at estimate level and reconciled at the end of each Lease Term. For avoidance of doubt, all Block Hours are paid prior they are flown.

2.7.	Intentionally blank;

2.8.	At the end of each Lease Term, reconciliation will be completed within 30 days after the redelivery of Aircraft.

2.9.	Lessor has right not to operate Flights if any payment due is not received.

2.10.

All ancillary payments (travel cost, trainer fee and similar) are prepaid at estimated level for following month on 15th date prior month when such are consumed, reconciled as per actual, until 15th date of following month.

3.	DEPOSIT

3.1.

To ascertain that Lessee Leases the Aircraft and fulfils their obligations herein, Lessee shall provide a deposit (the “Deposit”) in a form of cash from a respectable bank, amounting to Two Hundred Fifty Thousand USD (USD 250 000) per each Aircraft 1 and Aircraft 2. The Deposit shall be paid as follows:

a)

For Aircraft-1: For Lease Term One: USD 250 000 no later than 1st of December, 2020; For Lease Term Two and all following Lease Terms: USD 100 000 no later than 31st of December of each applicable calendar year, USD 100 000 no later than 28th of February of each applicable calendar year and USD 50 000 no later than 1st of April of each applicable calendar year.

b)

For Aircraft-2: For Lease Term Two and all following Lease Terms USD 100 000 no later than 31st of December of each applicable calendar year, USD 100 000 no later than 28th of February of each applicable calendar year and USD 50 000 no later than 1st of April of each applicable calendar year.

Within 30 days of the end of each Lease Term, Lessor shall return the full amount or part hereof of the Deposit to Lessor. For avoidance of doubt, first instalment of Aircraft-1 of USD 50 000 is a non-refundable amount to be kept by the Lessor in any conditions.

3.2.

Lessee acknowledges that Lessor may access and use Deposit in all and any cases as stipulated by Agreement, in particular to remedy obligations to lease Aircraft during each Lease Term, pay or provide support, without prejudice to any other remedies available to Lessor.

If, for any reasons cash deposit is used and applied as payment for Lessee’s due obligations in whole or in part during Lease Term, Lessee shall restore cash deposit to the full amount within five (5) days from notification of Lessor.

3.3.	Lessor shall within two (2) days after a written request of Lessee to release the Deposit one of the following occur:

a.	Lessor does not obtain the necessary approvals from board or Head Lessor to enter into Agreement,

b.	Lessor Aviation Authority does not approve lease of Aircraft,

c.	Aircraft inspection or Audit of Lessor by Lessee has a justifiable unsatisfactory conclusion,

d.	Insurance agreed in the Agreement is invalidated for any reason attributable to Lessor; or

e.	Lessor fails to deliver Aircraft (other than for reasons of Force Majeure or Total Loss) or Replacement Aircraft on the Delivery Date; or

f.	Lessor ceases to be a commercial air carrier hence failing to perform the services.

3.4.

Lessee is obliged to provide Lessor with monthly evidence of payment of over flight fees as accrued by Aircraft. Lessor may request Lessee to present evidence of payment of fees to other suppliers, including but not limited to ground handling agents and fuel suppliers. Provision of such information in a regular and accurate manner is a material obligation of Lessee.

3.5.	Failure of Lessee to abide to their obligations precludes Lessor from fulfilling theirs.

IN WITNESS WHEREOF Parties have caused Agreement to be executed the day and year first above written.

Made in Miami and Made in Malta

For and on behalf of	For and on behalf of

Global Crossing Airlines, Inc. – LESSOR	SMARTLYNX AIRLINES MALTA – LESSEE

/s/ Ryan Goepel	/s/ Aleksandrs Gusevs
Ryan Goepel	Aleksandrs Gusevs
EVP and CFO	BOARD MEMBER

Annex B

Direct Operating Costs (DOC’s)

Lessee is responsible for all expenses as follows, irrespective of whether Lessee has or has not been payer of those:

a.

accommodation in single rooms of minimum 4*** international standard, with continuous room stock at same hotel corresponding to contractual number of crews, professionally secured if deemed necessary by Lessor’s security management, on a bed and breakfast basis (early departure meals available) with free of charge wireless internet access and laundry facilities in Base and all outstations, during duty and off-duty days for all Lessor’s crew, station manager and technical personnel. Choice of the hotel is subject to Lessor’s preparation team’s consent, prerequisites for room facilities being climate control, smoke detector, direct phone line into room, black-out curtains, light level control, room’s size not less than 18sqm.

b.

ground transport for Lessor’s crew, station manager and technical personnel between the place of accommodation and Base, professionally secured if deemed necessary by Lessor’s security management. Parties agree to use hotel shuttle for such ground transportation between the place of accommodation and Base. In case transportation is needed outside of hotel shuttle working hours, a separate dedicated ground transportation shall be organized for Lessor’s personnel accordingly. Lessee acknowledges that maintenance personnel and crew have different patterns of need for ground transport, all transport related to Lessee’s Flights. Travel for all Lessor’s crew, station manager and technical personnel to and from Base, whenever not related to Flights at maximum USD 75 000 (excluding extra crew and cabin crew and cabin crew trainers) per each Lease Term per each Aircraft. Travel is organized by Lessor’s travel organization, except when related to Lessee’s Flights. First travel choice is by air at lowest coach standard rate with 1 check-in luggage included; if not available or suitable as deemed by Lessor’s crewing specialist then second choice is by land.

c.	airside passes and work permits and all costs related to obtaining such, to be supplied latest at least one week prior to of.

d.	All visas, invitation letters and expenses associated with obtaining such, including security course, air side driver’s license course and administrative fees.

e.

suitable secure, clean and air-conditioned and lockable storage space airside for parts (if 10 sqm per aircraft for consumables and l0sqm per aircraft for wheels and brakes), with free of charge wired internet connection with non-blocked TCP/UDP ports for H323 VoIP calls and 230V electricity supply, isolated from Lessee activities or other activities, furnished with shelves capable to carry the load of components (20kgs per shelf) at Base. Lessee is obliged to provide technical drawings of such premises, as well as address thereof no later than two weeks prior to of to allow set up and certify line maintenance station.

f.	shared transport –landside and airside for Lessor’s technical personnel and station manager sufficiently large to carry wheels and brakes as well as airside ID for the transport.

g.	Airside escort, if such is needed.

h.

As available with Lessee’s contract agency, a suitable crew-briefing room with telephone, fax and with free of charge wired internet connection with non-blocked TCP/UDP ports for HTTP, HTTPS, SSL, VPN (L2TP), and 110V electricity supply. 24h stable internet connection (without peak bottlenecks). If no briefing room at the airport can be provided Lessee provides one extra room at the Base hotel to be used as briefing room, no later than one day prior to to of.

i.

Suitable shared office within the existing premises of the Lessee, with telephone, fax and with free of charge wired internet connection with non-blocked TCP ports for HTTP, HTTPS, SSL, VPN (L2TP), 110V electricity supply. As available, 10Mpbs speed with packet loss less than 3%; usage of Smartlynx VPN router (with DHCP WAN); provide contact information of Local IT support, no later than one day prior to 16th April, 2018.

j.

an experienced dedicated operations liaison representative of Lessee to liaise with Lessor and operationally assist at all stations in respect of all matters in connection with the operation of Aircraft including obtaining necessary Visas, permits, Ids and passes;

k.

any and all customs (on parts temporarily imported by Lessor), immigration and inspection fees or charges, including per passenger fees, overtime charges, late return fees and services charges imposed by any Government Entity unless such costs occur from incorrectly filled in customs documents by Lessor or their suppliers;

I.

any and all taxes, fees, security charges, departure taxes and related charges which are assessed on a per passenger basis or based on air revenue (excluding taxes based on the net income of Lessor) which are imposed by any Government Entity or airport authority, including;

m.	screening of passengers, baggage, mail and cargo, all passenger claims, compensations and welfare costs

n.	all documentation and approvals to be obtained in relation to Flights in accordance with Agreement, including all traffic rights, slots

o.	insurance under the responsibility of the Lessee as provided in Agreement, including any supplements for war risk

p.	free of charge freight on Lessee’s flights for spares required to maintain Aircraft

q.	marketing, sales, ticketing and check-in;

r.	other Direct Operating Costs as follows:

(i)

re-fuelling/de-fuelling operations (including crew, operations officer and maintenance personnel to check and verify the delivered fuel quantity and quality and supply of fluid replenishment), fuels, hydraulic fluids, de-icing fluid, lubricants and all maintenance fluids and gasses and in plane services of fuel, lubricants and other fluids, nitrogen for the operation of Aircraft including oil for hydraulic and engines

(ii)

ground handling and security at all locations serviced by the Aircraft, including passenger, baggage, mail, cargo and crew handling (including baggage mail and cargo storage, loading and unloading Aircraft) and securing Aircraft doors before take-off, and terminal and facility security in connection with Operations;

(iii)

provision of labor and suitable equipment at all locations serviced by the Aircraft to perform apron service including, but not limited to, all servicing of Aircraft toilets, and fluids, marshalling, chock, ground power during transit time, de-icing, engine starting, firefighting, heating and cooling, passengers and crew steps, water replenishment and ground to cockpit communications;

(iv)

interior and exterior cleaning and serviceability of the Aircraft at the Base to accepted international airline standards, , including replacement of missing life jackets, cleaning or replacement of seat covers and cleaning of carpets, as well as repair of and replacement of movable emergency equipment and fittings. Turnaround cleaning at the outstation to be performed by the cabin crew.

(v)	landing and all airport charges and taxes;

(vi)

aircraft parking, towing and security, qualified ground crew, operations officer and maintenance personnel to assist with Aircraft movement, push back, tugs, tow bar and qualified crew, operations officer and maintenance personnel for taxi-in and push-out procedures;

(vii)

over flight charges and any other route navigation charges, including Euro control, traffic rights, overfly and other Air Traffic Control and en route navigation charges incurred by Lessor in connection with the operation of Aircraft for flights in accordance with Agreement;

(viii)	intentionally blank;

(ix)	customs, immigration and inspection fees related to Aircraft operations or supplies;

(x)

all catering for cockpit and cabin crew with one warm meal-set and snack as per Lessor’s OM-A, as well as soft drinks per roundtrip flight per crew member, all catering equipment and responsibility of such, also when borrowed from Lessor;

(xi)	all in-flight service materials and dry goods including but not limited to In-Flight-Entertainment content and headsets, safety-on-board cards, airsickness bags, blankets, pillows and headrest covers;

(xii)	intentionally blank;

(xiii)	delivery and redelivery of Aircraft on a 50/50 basis; and

(xiv)	any and all other reasonable direct operating cost incurred in the performance of Flights whether or not listed above.

Charges for all DOCs shall be paid directly by Lessee and in those cases where such DOCs are invoiced to Lessor then Lessor will re-invoice such to Lessee, with 1% service fee, and Lessee will pay them within two days from invoice date.

Made in Miami and Made in Malta

For and on behalf of	For and on behalf of

Global Crossing Airlines, Inc.—LESSOR	SMARTLYNX AIRLINES MALTA—LESSEE

/s/ Ryan Goepel	/s/ Aleksandrs Gusevs
Ryan Goepel	Aleksandrs Gusevs
EVP and CFO	BOARD MEMBER

Annex C

Flight Schedule

Made in Miami and Made in Malta

For and on behalf of	For and on behalf of

Global Crossing Airlines, Inc.—LESSOR	SMARTLYNX AIRLINES MALTA—LESSEE

/s/ Ryan Goepel	/s/ Aleksandrs Gusevs
Ryan Goepel	Aleksandrs Gusevs
EVP and CFO	BOARD MEMBER

AMENDING AGREEMENT NO. 1

UNANIMOUS SHAREHOLDER AGREEMENT

THIS AMENDING AGREEMENT NO. 1 (this “Agreement”) is made as of the 24th day of October 2020 (the “Amendment Effective Date”), between Global Crossing Airlines. (“GlobalX”) and Smartlynx Airlines Malta (“Smartlynx”), and together with GlobalX, the “Parties”.

WHEREAS the Parties entered into an Aircraft ACMI Lease Agreement dated effective June 1, 2020;

AND WHEREAS the parties hereto wish to amend the terms of the Aircraft ACMI Lease Agreement on the terms and subject to the conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	References

Upon execution of this Agreement, the Aircraft ACMI Lease Agreement shall be deemed to have been amended as of the Amendment Effective Date. The terms “hereof, “herein”, “this Agreement” and similar terms used in the Aircraft ACMI Lease Agreement, shall mean and refer to, from and after the Amendment Effective Date, the Aircraft ACMI Lease Agreement as amended by this Agreement.

2.	Captions and Heading

The inclusion of headings preceding the text of the sections of this Agreement are intended for convenience of reference only and shall not affect in any way the construction or interpretation thereof.

3.	Amendments

Annex A Section 3.1(a)(b) of the Aircraft ACMI Lease Agreement shall be amended by replacing the existing clause with:

a)	For Aircraft-1: For Lease Term One: USD 250 000 no later than 1st of December, 2020; or upon confirmation of AOC whichever date is later and subject to Lessees prior written confirmation.

b)

For Lease Term Two and all following Lease Terms: USD 100 000 no later than 31st of December of each applicable calendar year, USD 100 000 no later than 28th of February of each applicable calendar year and USD 50 000 no later than 1st of April of each applicable calendar year or upon confirmation of AOC whichever date is later.

4.	Successors and Assigns

This Agreement shall be binding upon, and shall endure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

5.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the England and Wales applicable therein.

6.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

7.	One Agreement

This Agreement further amends and supplements the Aircraft ACMI Lease Agreement. This Agreement and the Aircraft ACMI Lease Agreement shall be read together and constitute one agreement with the same effect as if the amendments made by this Agreement had been contained in the Aircraft ACMI Lease Agreement as of the effective date of this Agreement.

8.	Conflict

If there is a conflict between any provision of this Agreement and any provision of the Aircraft ACMI Lease Agreement, the relevant provision of this Agreement shall prevail.

9.	Further Assurances

Each party hereto shall from time to time promptly execute and deliver all further documents and take all further action necessary to give effect to the provisions and intent of this Agreement.

[Signature page follows]

2.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first above written.

Global Crossing Airlines Inc		Smartlynx Airlines Malta

Per:	/s/ Ryan Goepel	Per:	/s/ [ILLEGIBLE]
	Name: Ryan Goepel		Name:
	Title: EVP and CFO		Title:

AMENDING AGREEMENT NO. 2

UNANIMOUS SHAREHOLDER AGREEMENT

THIS AMENDING AGREEMENT NO. 2 (this “Agreement”) is made as of the 15th day of October 2020 (the “Amendment Effective Date”), between Global Crossing Airlines. (“GlobalX”) and Smartlynx Airlines Malta (“Smartlynx”), and together with GlobalX, the “Parties”.

WHEREAS the Parties entered into an Aircraft ACMI Lease Agreement dated effective June 1,2020;

WHEREAS the Parties entered into an Amending Agreement NO. 1 dated effective July 29th, 2020;

AND WHEREAS the parties hereto wish to amend the terms of the Aircraft ACMI Lease Agreement on the terms and subject to the conditions set out in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	References

Upon execution of this Agreement, the Aircraft ACMI Lease Agreement shall be deemed to have been amended as of the Amendment Effective Date. The terms “hereof, “herein”, “this Agreement” and similar terms used in the Aircraft ACMI Lease Agreement, shall mean and refer to, from and after the Amendment Effective Date, the Aircraft ACMI Lease Agreement as amended by this Agreement.

2.	Captions and Heading

The inclusion of headings preceding the text of the sections of this Agreement are intended for convenience of reference only and shall not affect in any way the construction or interpretation thereof.

3.	Amendments

Section 4.5 of the Aircraft ACMI Lease Agreement shall be amended by replacing the current language with: “Lessee has a right to terminate the Lease Term One of this ACMI Lease agreement due to reasons, limited to: failing to obtain AOC, continuous repeated outbreak of COVID-19 virus after the signature of this Agreement and its implications on the aviation industry, causing overall aviation market decrease below 50% of the figures of 2019, by giving a written notice to Lessor not later than 01st of December, 2020. In such case Lessor will credit the Lessee USD $250,000 towards the deposit requirements for Lease Term Two. For the avoidance of doubt, credited deposit becomes non-refundable.

For avoidance of doubt, such termination is option only applicable in relation to Lease Term One, all the other Lease Terms for both Aircraft-1 and Aircraft-2 are to remain in full force and effect as per terms and conditions of this ACMI Agreement, including for the avoidance of doubt, the applicable Security Deposit payments, and in case of any further Lease Terms are terminated by Lessee, clause 4.4 will be in force.

In addition Lessor agrees to exercise $150,000 USD worth of a combined warrants (275,000 Warrant Shares) granted under PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR UNITS exercised on June 24, 2020 and Options (50,000 Voting Shares) granted as part of the INCENTIVE STOCK OPTION AGREEMENT dated June 23,2020 no later than December 01,2020 and issue a mutually agreeable press release announcing said investment.

4.	Successors and Assigns

This Agreement shall be binding upon, and shall endure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

5.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the England and Wales applicable therein.

6.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

7.	One Agreement

This Agreement further amends and supplements the Aircraft ACMI Lease Agreement. This Agreement and the Aircraft ACMI Lease Agreement shall be read together and constitute one agreement with the same effect as if the amendments made by this Agreement had been contained in the Aircraft ACMI Lease Agreement as of the effective date of this Agreement.

8.	Conflict

If there is a conflict between any provision of this Agreement and any provision of the Aircraft ACMI Lease Agreement, the relevant provision of this Agreement shall prevail.

9.	Further Assurances

Each party hereto shall from time to time promptly execute and deliver all further documents and take all further action necessary to give effect to the provisions and intent of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement effective as of the date first above written.

Global Crossing Airlines Inc		Smartlynx Airlines Malta

Per:	/s/ Ryan Goepel	Per:	/s/ Aleksandrs Gusevs
	Name: Ryan Goepel		Name:
	Title: EVP and CFO		Title: